UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009 -- July 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PPT

Putnam Premier Income Trust

Annual report 7|31|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Premier Income
Trust

Annual report
7 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	11

Trustee approval of management contract	12

Other information for shareholders	16

Financial statements	17

Federal tax information	81

Shareholder meeting results	81

About the Trustees	82

Officers	84

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery continues to face head winds, constrained by a lack of new jobs, weak housing sales, and tight credit markets. While fixed-income securities have enjoyed strong performance so far in 2010, volatility has returned to the equity markets. Patient investors understand that such periods of uncertainty can also present opportunities. In July, for instance, the S&P 500 Index rebounded 6.9%, delivering its best monthly performance in a year and reversing two straight months of declines.

Compared with 2009’s bull market, today’s investment climate requires a greater degree of investment skill, innovation, and expertise. We believe Putnam’s risk-focused, active-management approach is well-suited for conditions like these.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since the fund’s launch. The U.S. investment-grade market added new sectors such as asset-backed securities, and the high-yield corporate bond sector has grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund is designed to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with the varied investment opportunities. Each group identifies what it considers to be compelling strategies within its area of expertise. Your fund’s portfolio managers select from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

The fund’s multi-strategy approach is designed to suit the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV. The use of derivatives involves special risks and may result in losses.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 19–66.

2	3

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

Interview with your fund’s portfolio manager

D. William Kohli

Bill, how did Putnam Premier Income Trust perform for the 12 months ending July 31, 2010?

I am pleased to report that Putnam Premier Income Trust returned 26.08% at net asset value for the one-year period. This result strongly outpaced that of the fund’s benchmark, the Barclays Capital Government Bond Index, which returned 6.67%, as well as the 15.96% average return of its Lipper peer group, Flexible Income Funds [closed end].

How would you characterize the investment environment during the fund’s fiscal year?

Much of the activity throughout 2009 reflected a broad-based recovery across fixed-income sectors, with bond prices in many areas of the market returning to pre-crisis levels. Investors who had the courage to buy when the rest of the market was selling in late 2008 and early 2009 were rewarded for their conviction last year. In 2010, however, the market environment has been much more uncertain. Growing concerns about the strength of the global economic recovery came to a head in April and May as European sovereign debt risks captured headlines and led investors to sell off riskier assets.

At the same time, the U.S. Federal Reserve began winding down its mortgage-purchase programs aimed at creating market stability. Despite an improved economy, head winds such as high unemployment, weak home prices, and concerns about inflation persisted in the second half of the fund’s fiscal year.

What accounted for the fund’s strong relative performance?

The core of the fund’s investment strategy is to seek out securities that are undervalued relative to the risks they entail. The credit crisis in late 2008 created some

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 11.

truly unprecedented buying opportunities, particularly within mortgage-related securities, and the bulk of the fund’s performance was driven by our positioning in three sectors: commercial mortgages, agency inverse interest-only securities, and non-agency residential mortgages.

As the credit crisis reminded us, one of the risks always present in the market is liquidity risk, which is the risk that certain securities cannot be quickly or easily sold if the market deteriorates. Our analysis suggested that commercial mortgage-backed securities [CMBS], which are typically very liquid, were undervalued relative to the liquidity risk they entailed. The fund had established a sizable position in very high-quality, short-dated CMBS, which performed well as the period progressed. Recently, we’ve been locking in profits and reducing that position in favor of opportunities in other areas.

One of those areas was, and continues to be, agency inverse interest-only [IO] securities. IO securities, as their name suggests, are backed by the interest payments on prime mortgage loans, and the fund’s exposure to this segment has generated steady cash flows throughout the fiscal year. The main risk to IO securities is of prepayments, which typically occur when homeowners refinance their mortgages. We believe this risk is relatively low and that mortgage prepayment rates will remain below market expectations as home sales have continued to be weak and many homeowners lack sufficient home equity, which normally prevents them from refinancing.

The fund’s exposure to non-agency residential mortgage-backed securities [RMBS] also helped returns. Within this sector, we’ve focused our investment on Alt-A and hybrid adjustable-rate mortgage pools. These

Credit qualities are shown as a percentage of net assets as of 7/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the other category. The fund itself has not been rated by an independent rating agency.

securities were caught up in the massive deleveraging event of the fourth quarter of 2008, and sold off dramatically. It’s important to note that we didn’t own them going into the financial crisis, so the fund was not hurt by their losses at the time. Rather, we established positions at what we believed were extremely depressed prices based on our analysis that, even in extreme worst-case scenarios for the housing and mortgage markets, these areas of the market offer compelling cash flow potential.

Outside of the United States, we positioned the fund to benefit from divergent growth trajectories within the eurozone by overweighting stronger economies, including Germany and France, while underweighting weaker economies and avoiding positions in debt-laden European countries. During the period, we also maintained exposure to select high-yielding quasi-sovereign and sovereign bonds in commodity-driven economies within emerging markets, such as Russia, Venezuela, and Argentina, which also aided performance.

Were there any areas that detracted from the fund’s performance?

There were very few holdings that declined on an absolute basis over the period. On a relative basis, however, throughout the year we were underweight corporate credit, a sector that went on to post strong returns. We believed the risks of a stalled recovery and increased defaults in corporate debt,

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 7/31/10.

particularly among lower-rated securities, made valuations in the sector less appealing than in other areas of the market.

How did the use of derivatives affect fund performance?

The fund generally uses derivatives to enhance returns and reduce risks. For example, we use interest-rate futures and swap contracts to actively manage the fund’s “term-structure” risk, which is the risk related to changes in interest rates along the yield curve. We also use interest-rate futures, swaps, and options to hedge prepayment risks in the portfolio like those imbedded in our investments in IO securities. To manage foreign exchange risk in the portfolio, the fund uses currency forward contracts, which lock in a given currency exchange rate at a specific future date. To give another example, our position in the Australian dollar, which helped returns over the period, was established using currency forwards.

Dividend payments were increased during the period. Can you explain why?

The dividend payments the fund makes are based on the income it generates, and income recently has been higher than anticipated. We tend to be conservative in our income assumptions, and ultimately the fund generated more cash than we had predicted. See page 9 for more detail.

What is your outlook for the fixed-income markets and for the fund?

We believe that in the coming months the macroeconomic environment will continue to be characterized by a degree of uncertainty. The economic recovery is facing structural head winds, including high sovereign debt levels in the United States and overseas, continued high unemployment, and weak housing markets both at home and in certain key markets abroad. Given these challenges, we believe economic growth will remain sluggish, though we do not forecast deflation or a “double-dip” recession. As a result, we also believe that interest rates are unlikely to climb significantly over the near term.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* May include exposure to derivative instruments.

For these reasons, the fund does not have any strategies that depend directly on a U.S. recovery. We believe the mortgage areas on which the portfolio is focused still offer very attractive return potential even in the face of a deteriorating economy. One key to performance in an uncertain market environment is the ability to remain nimble, pursuing opportunities as they arise. We believe that’s one of the key features of this fund, and we will continue to seek out the most compelling investment opportunities our research uncovers.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report several increases in your fund’s dividend rate during the fiscal year. The dividend was increased from $0.043 per share at the beginning of the period to $0.059 per share by the end due to the increase in yields from asset and commercial mortgage-backed securities.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction and Global Strategies at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

IN THE NEWS

Although it seems hard to believe, the Federal Reserve maintains that it still has arrows left in its policy quiver. Despite having completed a massive Treasury bond and mortgage-backed security (MBS) buying spree and keeping short-term interest rates near zero for a record 20-plus months, the Fed indicated at its August 10 meeting that it would consider taking additional action if the economic outlook weakened further. Meeting minutes reveal that possible moves could include buying longer-dated securities or reinstating a version of the mortgage-purchase program that ended in March. The Fed has been reinvesting proceeds from its maturing mortgage securities in U.S. Treasuries, but “reinvesting in MBS might become desirable if conditions were to change,” according to the minutes.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 7/31/10

				Lipper Flexible
			Barclays Capital	Income Funds
			Government	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average (life of fund)
(since 2/29/88)	7.95%	7.86%	7.10%	7.38%

10 years	103.35	142.43	82.14	72.12
Annual average	7.36	9.26	6.18	5.48

5 years	35.36	62.36	32.38	28.10
Annual average	6.24	10.18	5.77	5.05

3 years	21.79	47.20	23.59	17.94
Annual average	6.79	13.75	7.32	5.60

1 year	26.08	42.21	6.67	15.96

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/10, there were 6, 5, 5, 4, and 1 fund(s), respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/10

Distributions

Number	12

Income	$0.842

Capital gains	—

Total	$0.842

Share value	NAV	Market price

7/31/09	$5.73	$5.37

7/31/10	6.31	6.67

Current yield (end of period)	NAV	Market price

Current dividend rate*	11.22%	10.61%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/10

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	7.91%	7.71%

10 years	100.48	137.59
Annual average	7.20	9.04

5 years	33.91	53.37
Annual average	6.01	8.93

3 years	19.33	33.95
Annual average	6.07	10.23

1 year	34.69	48.45

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), and the sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, and sub-management contract, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st percentile in total expenses as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds).

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	17th

Three-year period	67th

Five-year period	67th

Over each of the one-year, three-year and five-year periods ended December 31, 2009, there were 5 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PFTC for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding share repurchase program

In September 2009, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2009, up to 10% of the fund’s common shares outstanding as of October 7, 2009.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2010, Putnam employees had approximately $315,000,000 and the Trustees had approximately $58,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Exclusion under Commodity Exchange Act

The fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration or regulation as a pool operator under the CEA.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund’s portfolio, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 22, 2010

The fund’s portfolio 7/31/10

MORTGAGE-BACKED SECURITIES (47.8%)*	Principal amount		Value

Banc of America Alternative Loan Trust Ser. 06-7, Class A2,
5.707s, 2036		$8,980,000	$6,686,508

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049		343,000	371,036

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		318,946	238,189
Ser. 01-1, Class K, 6 1/8s, 2036		718,000	514,197
Ser. 07-5, Class XW, IO, 0.432s, 2051		216,307,729	4,544,366

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.659s, 2036		5,473,426	3,571,411
FRB Ser. 07-6, Class A1, 0.29s, 2037		1,295,971	842,381

Banc of America Large Loan 144A FRB Ser. 05-MIB1, Class K,
2.341s, 2022		1,187,000	609,267

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037		1,753,293	187,602
Ser. 07-1, Class S, IO, 2.462s, 2037		6,647,645	549,760

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6.226s, 2036		4,201,728	2,626,080
FRB Ser. 05-10, Class 25A1, 5.677s, 2036		2,596,430	1,596,804
FRB Ser. 07-1, Class 21A1, 5.451s, 2047		2,803,486	1,864,318

Bear Stearns Alternate Trust 144A FRB Ser. 06-7, Class 1AE4,
5.855s, 2046		14,139,149	9,190,447

Bear Stearns Alternate Trust II FRB Ser. 07-1, Class 1A1,
5.735s, 2047		17,156,934	10,518,005

Bear Stearns Asset Backed Securities Trust FRB Ser. 07-AC4,
Class A1, 0.629s, 2037		3,486,132	1,795,358

Bear Stearns Commercial Mortgage Securities, Inc. FRB
Ser. 00-WF2, Class F, 8.192s, 2032		481,000	408,998

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.123s, 2050		119,714,656	879,436

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 5.807s, 2036		2,713,980	1,527,325
FRB Ser. 05-10, Class 1A5A, 5.666s, 2035		246,531	162,094
FRB Ser. 06-AR7, Class 2A2A, 5.477s, 2036		2,069,009	1,241,405
FRB Ser. 05-10, Class 1A4A, 5.452s, 2035		2,579,274	1,618,495

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.124s, 2044		70,596,430	432,373

Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO,
0.967s, 2017		995,886	23,028

Commercial Mortgage Pass-Through Certificates 144A FRB
Ser. 05-F10A, Class A1, 0.441s, 2017		137,229	137,055

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.964s, 2014 (United Kingdom)	GBP	868,987	845,656
FRB Ser. 05-CT2A, Class E, 1.79s, 2014 (United Kingdom)	GBP	444,138	508,897

Countrywide Alternative Loan Trust
Ser. 07-16CB, Class 3A1, 6 3/4s, 2037		$2,527,855	1,541,992
Ser. 07-16CB, Class 4A7, 6s, 2037		430,464	322,848
Ser. 06-45T1, Class 2A2, 6s, 2037		5,532,088	3,763,363
Ser. 06-45T1, Class 2A5, 6s, 2037		1,396,009	949,286

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount		Value

Countrywide Alternative Loan Trust
Ser. 06-J8, Class A4, 6s, 2037		$4,338,141	$2,667,957
Ser. 06-40T1, Class 1A11, 6s, 2037		1,914,474	1,370,447
Ser. 06-41CB, Class 1A7, 6s, 2037		1,512,315	1,062,401
Ser. 05-80CB, Class 2A1, 6s, 2036		3,547,420	2,580,748
FRB Ser. 07-HY4, Class 4A1, 5.712s, 2047		2,822,872	1,950,748
FRB Ser. 07-HY4, Class 3A1, 5.633s, 2047		1,960,219	1,383,719
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		2,845,441	2,550,449
Ser. 07-8CB, Class A1, 5 1/2s, 2037		1,761,665	1,290,970
FRB Ser. 06-23CBC, Class 2A5, 0.729s, 2036		6,100,009	3,019,504
FRB Ser. 06-18CB, Class A7, 0.679s, 2036		4,980,770	2,888,847
FRB Ser. 06-24CB, Class A13, 0.679s, 2036		1,941,029	1,191,913
FRB Ser. 06-OC10, Class 2A2A, 0.509s, 2036		4,050,000	2,080,416

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.539s, 2035		3,867,809	2,862,179
FRB Ser. 05-HYB4, Class 2A1, 3.03s, 2035		8,832,378	6,403,474

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.561s, 2035		14,031,181	2,007,719
Ser. 06-R1, Class AS, IO, 5.537s, 2036		2,659,858	287,597
Ser. 05-R3, Class AS, IO, 5.456s, 2035		867,141	106,767
FRB Ser. 06-R2, Class AS, IO, 5.354s, 2036		4,313,237	469,065
IFB Ser. 05-R2, Class 1AS, IO, 5.21s, 2035		1,891,850	249,923

Credit Suisse Mortgage Capital Certificates
Ser. 07-1, Class 1A4, 6.131s, 2037		1,411,988	908,085
Ser. 06-6, Class 1A4, 6s, 2036		1,582,777	930,198
Ser. 07-1, Class 1A1A, 5.942s, 2037		1,036,576	601,214
Ser. 07-3, Class 1A1A, 5.837s, 2037		1,300,798	767,471
FRB Ser. 06-C3, Class A3, 5.825s, 2038		3,466,000	3,666,394
Ser. 07-C5, Class A3, 5.694s, 2040		16,683,000	17,236,607
Ser. 06-C4, Class A3, 5.467s, 2039		2,852,000	2,912,882

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.129s, 2017		167,000	72,979
FRB Ser. 06-A, Class C, 0.929s, 2017		495,000	262,499

Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
7s, 2033		471,497	471,968

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		3,176,400	3,295,243
Ser. 98-C1, Class F, 6s, 2040		1,880,000	2,025,676
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	84,019
FRB Ser. 05-TFLA, Class L, 2.191s, 2020		1,356,000	1,030,560

Deutsche Alternative Securities, Inc. FRB Ser. 06-AR3, Class A1,
0.519s, 2036		2,839,305	1,384,383

Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X,
IO, 0.641s, 2031		7,462,069	128,668

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		552,708	552,708

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.592s, 2014 (United Kingdom)	GBP	540,826	84,888

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.771s, 2043	$1,135,532	$232,784
Ser. T-57, Class 1AX, IO, 0.004s, 2043	2,875,389	43,502

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.928s, 2036	959,296	1,727,295
IFB Ser. 06-115, Class ES, 25.245s, 2036	803,603	1,230,759
IFB Ser. 05-99, Class SA, 23.361s, 2035	772,650	1,145,376
IFB Ser. 05-74, Class DM, 23.178s, 2035	1,501,623	2,285,246
IFB Ser. 08-24, Class SP, 22.078s, 2038	561,688	830,860
IFB Ser. 05-95, Class OP, 19.34s, 2035	555,963	807,904
IFB Ser. 05-83, Class QP, 16.539s, 2034	728,109	986,405
IFB Ser. 03-W6, Class 4S, IO, 7.271s, 2042	5,943,470	1,088,844
IFB Ser. 03-W6, Class 5S, IO, 7.271s, 2042	12,216,131	2,465,967
IFB Ser. 06-24, Class QS, IO, 6.871s, 2036	7,818,334	1,458,354
IFB Ser. 04-89, Class EI, IO, 6.821s, 2034	7,784,514	1,292,529
IFB Ser. 04-24, Class CS, IO, 6.821s, 2034	534,696	97,086
IFB Ser. 04-12, Class WS, IO, 6.821s, 2033	2,913,757	408,681
IFB Ser. 03-67, Class KS, IO, 6.771s, 2031	112,977	11,185
IFB Ser. 03-130, Class BS, IO, 6.721s, 2033	3,734,649	513,705
IFB Ser. 03-34, Class WS, IO, 6.671s, 2029	5,021,210	548,160
IFB Ser. 05-42, Class SA, IO, 6.471s, 2035	5,864,098	686,275
IFB Ser. 05-48, Class SM, IO, 6.471s, 2034	1,447,952	201,265
IFB Ser. 07-54, Class CI, IO, 6.431s, 2037	1,710,435	264,283
IFB Ser. 07-28, Class SE, IO, 6.421s, 2037	317,005	48,748
IFB Ser. 07-24, Class SD, IO, 6.421s, 2037	1,280,932	183,173
IFB Ser. 05-90, Class GS, IO, 6.421s, 2035	239,777	38,477
IFB Ser. 05-90, Class SP, IO, 6.421s, 2035	807,179	114,467
IFB Ser. 05-18, Class SK, IO, 6.421s, 2035	215,908	19,630
IFB Ser. 05-45, Class PL, IO, 6.421s, 2034	6,392,183	933,399
IFB Ser. 07-30, Class IE, IO, 6.411s, 2037	4,464,610	825,685
IFB Ser. 06-123, Class CI, IO, 6.411s, 2037	3,200,059	501,865
IFB Ser. 07-61, Class SA, IO, 6.391s, 2037	12,999,008	1,820,369
IFB Ser. 06-36, Class SP, IO, 6.371s, 2036	1,682,569	222,795
IFB Ser. 06-22, Class QM, IO, 6.371s, 2036	243,238	43,962
IFB Ser. 06-23, Class SP, IO, 6.371s, 2036	1,503,074	236,418
IFB Ser. 06-16, Class SM, IO, 6.371s, 2036	3,259,156	551,452
IFB Ser. 05-95, Class CI, IO, 6.371s, 2035	1,901,082	312,557
IFB Ser. 05-84, Class SG, IO, 6.371s, 2035	2,914,962	496,272
IFB Ser. 06-3, Class SB, IO, 6.371s, 2035	18,489,185	3,177,551
IFB Ser. 05-23, Class SG, IO, 6.371s, 2035	2,741,559	487,134
IFB Ser. 05-29, Class SX, IO, 6.371s, 2035	3,340,165	553,257
IFB Ser. 05-57, Class DI, IO, 6.371s, 2035	4,856,377	623,769
IFB Ser. 05-7, Class SC, IO, 6.371s, 2035	7,178,960	789,348
IFB Ser. 04-92, Class S, IO, 6.371s, 2034	4,675,892	634,378
IFB Ser. 06-104, Class EI, IO, 6.361s, 2036	1,944,964	316,628
IFB Ser. 06-128, Class GS, IO, 6.351s, 2037	1,891,944	287,437
IFB Ser. 05-73, Class SD, IO, 6.351s, 2035	3,212,918	591,813
IFB Ser. 08-10, Class PI, IO, 6.321s, 2037	396,129	39,962
IFB Ser. 06-51, Class SP, IO, 6.321s, 2036	9,643,380	1,588,457
IFB Ser. 04-92, Class SQ, IO, 6.321s, 2034	2,047,065	349,459

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 06-109, Class SH, IO, 6.291s, 2036	$1,689,569	$297,766
IFB Ser. 06-111, Class SA, IO, 6.291s, 2036	10,207,795	1,638,351
IFB Ser. 06-111, Class SB, IO, 6.291s, 2036	1,086,777	155,148
IFB Ser. 06-103, Class SB, IO, 6.271s, 2036	584,791	80,804
IFB Ser. 06-8, Class HJ, IO, 6.271s, 2036	856,505	123,868
IFB Ser. 06-8, Class JH, IO, 6.271s, 2036	6,296,036	1,038,216
IFB Ser. 06-8, Class PS, IO, 6.271s, 2036	12,197,417	2,215,039
IFB Ser. 05-122, Class SG, IO, 6.271s, 2035	1,533,745	246,994
IFB Ser. 05-122, Class SW, IO, 6.271s, 2035	1,785,646	275,847
IFB Ser. 05-57, Class MS, IO, 6.271s, 2035	4,955,776	610,186
IFB Ser. 06-17, Class SI, IO, 6.251s, 2036	1,464,919	207,154
IFB Ser. 06-60, Class YI, IO, 6.241s, 2036	4,861,727	874,722
IFB Ser. 06-86, Class SB, IO, 6.221s, 2036	939,824	158,746
IFB Ser. 06-62, Class SB, IO, 6.171s, 2036	1,081,324	161,323
IFB Ser. 07-15, Class NI, IO, 6.171s, 2022	6,253,980	798,037
IFB Ser. 10-27, Class BS, IO, 6.121s, 2040	17,970,721	2,738,848
IFB Ser. 09-70, Class SI, IO, 6.121s, 2036	14,747,221	1,533,858
IFB Ser. 06-79, Class SH, IO, 6.121s, 2036	3,090,804	517,431
IFB Ser. 07-30, Class LI, IO, 6.111s, 2037	3,496,304	509,412
IFB Ser. 07-30, Class OI, IO, 6.111s, 2037	12,259,704	1,886,891
IFB Ser. 07-89, Class SA, IO, 6.101s, 2037	3,461,123	449,405
IFB Ser. 07-48, Class SG, IO, 6.101s, 2037	22,373,256	3,140,534
IFB Ser. 06-82, Class SI, IO, 6.101s, 2036	2,354,966	242,091
IFB Ser. 07-54, Class GI, IO, 6.081s, 2037	8,828,010	1,104,737
IFB Ser. 10-2, Class LS, IO, 6.071s, 2037	2,876,858	399,697
IFB Ser. 06-116, Class TS, IO, 6.071s, 2036	708,264	109,554
IFB Ser. 06-115, Class JI, IO, 6.051s, 2036	4,341,287	641,208
IFB Ser. 10-10, Class SA, IO, 6.021s, 2040	12,380,092	1,481,742
IFB Ser. 06-123, Class LI, IO, 5.991s, 2037	2,880,631	409,482
IFB Ser. 10-2, Class SD, IO, 5.971s, 2040	4,646,456	552,997
IFB Ser. 07-81, Class IS, IO, 5.971s, 2037	5,931,441	784,552
IFB Ser. 08-11, Class SC, IO, 5.951s, 2038	282,689	40,393
IFB Ser. 10-2, Class MS, IO, 5.921s, 2050	4,156,467	423,779
IFB Ser. 09-104, Class KS, IO, 5.871s, 2039	21,469,766	2,685,846
IFB Ser. 09-88, Class SA, IO, 5.871s, 2039	1,167,872	144,057
IFB Ser. 09-71, Class XS, IO, 5.871s, 2036	3,517,874	371,519
IFB Ser. 07-39, Class AI, IO, 5.791s, 2037	3,085,307	405,780
IFB Ser. 07-32, Class SD, IO, 5.781s, 2037	2,130,939	309,038
IFB Ser. 09-62, Class PS, IO, 5.771s, 2039	1,562,860	143,882
IFB Ser. 09-47, Class SA, IO, 5.771s, 2039	1,244,272	125,999
IFB Ser. 07-42, Class S, IO, 5.771s, 2037	8,928,527	1,123,428
IFB Ser. 07-30, Class UI, IO, 5.771s, 2037	1,757,642	247,184
IFB Ser. 07-32, Class SC, IO, 5.771s, 2037	7,061,373	957,141
IFB Ser. 07-32, Class SG, IO, 5.771s, 2037	278,942	34,442
IFB Ser. 07-1, Class CI, IO, 5.771s, 2037	4,754,963	646,723
IFB Ser. 08-46, Class MI, IO, 5.721s, 2038	2,508,390	272,286
IFB Ser. 05-5, Class SP, IO, 5.721s, 2035	5,751,612	710,755
IFB Ser. 04-46, Class PJ, IO, 5.671s, 2034	1,490,427	189,284
Ser. 06-W3, Class 1AS, IO, 5.66s, 2046	981,028	148,441
IFB Ser. 09-3, Class SE, IO, 5.171s, 2037	2,226,438	259,135

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount	Value

Federal National Mortgage Association
Ser. 10-21, Class IP, IO, 5s, 2039	$7,340,595	$998,321
Ser. 378, Class 19, IO, 5s, 2035	10,721,759	1,513,912
Ser. 366, Class 22, IO, 4 1/2s, 2035	3,350,262	365,882
Ser. 03-W12, Class 2, IO, 2.226s, 2043	11,214,000	993,726
Ser. 03-W10, Class 3, IO, 1.806s, 2043	412,895	31,220
Ser. 03-W10, Class 1, IO, 1.704s, 2043	1,259,659	86,672
Ser. 03-W8, Class 12, IO, 1.639s, 2042	1,216,886	82,398
Ser. 03-W17, Class 12, IO, 1.142s, 2033	4,654,903	209,471
Ser. 06-26, Class NB, 1s, 2036	238,904	225,709
Ser. 03-T2, Class 2, IO, 0.811s, 2042	1,812,807	53,644
Ser. 00-T6, IO, 0.771s, 2030	5,058,274	122,078
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	5,199,138	129,795
Ser. 02-T18, IO, 0.508s, 2042	8,667,384	183,650
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	4,369,569	83,221
Ser. 06-56, Class XF, zero %, 2036	102,270	95,561
Ser. 05-50, Class LO, PO, zero %, 2035	16,408	16,240
Ser. 99-51, Class N, PO, zero %, 2029	81,807	74,407
FRB Ser. 05-91, Class EF, zero %, 2035	24,756	24,538
FRB Ser. 05-45, Class FG, zero %, 2035	320,910	308,848
IFB Ser. 06-48, Class FG, zero %, 2036	120,886	119,266

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.201s, 2020	5,973,813	173,241

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	891,000	607,069

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,219,000	1,306,059

Freddie Mac
IFB Ser. 3182, Class PS, 27.236s, 2032	791,802	1,212,916
IFB Ser. 3182, Class SP, 27.236s, 2032	625,797	957,058
IFB Ser. 3211, Class SI, IO, 26.232s, 2036	578,304	392,483
IFB Ser. 3408, Class EK, 24.421s, 2037	514,786	770,641
IFB Ser. 3077, Class ST, IO, 23.317s, 2035	7,519,781	4,746,862
IFB Ser. 2979, Class AS, 23.023s, 2034	288,697	414,488
IFB Ser. 3105, Class SI, IO, 18.725s, 2036	423,544	219,938
IFB Ser. 3031, Class BS, 15.873s, 2035	1,004,848	1,349,539
IFB Ser. 2684, Class SP, IO, 7.159s, 2033	2,708,000	542,233
IFB Ser. 3184, Class SP, IO, 7.009s, 2033	6,071,095	681,863
IFB Ser. 3110, Class SP, IO, 6.959s, 2035	2,804,639	557,338
IFB Ser. 3156, Class PS, IO, 6.909s, 2036	5,795,473	1,067,120
IFB Ser. 3149, Class LS, IO, 6.859s, 2036	16,076,088	3,381,605
IFB Ser. 3119, Class PI, IO, 6.859s, 2036	4,356,233	905,486
IFB Ser. 2882, Class NS, IO, 6.859s, 2034	2,420,273	313,086
IFB Ser. 3149, Class SE, IO, 6.809s, 2036	1,577,407	300,054
IFB Ser. 3203, Class SH, IO, 6.799s, 2036	1,547,788	260,706
IFB Ser. 3208, Class PS, IO, 6.759s, 2036	22,651,545	3,922,268
IFB Ser. 2835, Class AI, IO, 6.759s, 2034	2,550,523	450,677
IFB Ser. 2828, Class TI, IO, 6.709s, 2030	856,013	116,334
IFB Ser. 3249, Class SI, IO, 6.409s, 2036	998,058	177,211
IFB Ser. 3028, Class ES, IO, 6.409s, 2035	4,099,758	654,408
IFB Ser. 3042, Class SP, IO, 6.409s, 2035	1,455,297	240,903

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 2990, Class TS, IO, 6.409s, 2035	$5,474,964	$536,814
IFB Ser. 3287, Class SE, IO, 6.359s, 2037	4,055,082	585,919
IFB Ser. 3122, Class DS, IO, 6.359s, 2036	3,767,484	622,287
IFB Ser. 3123, Class LI, IO, 6.359s, 2036	1,192,549	221,301
IFB Ser. 3108, Class SV, IO, 6.359s, 2036	825,281	127,605
IFB Ser. 3117, Class SC, IO, 6.359s, 2036	522,445	80,885
IFB Ser. 3139, Class SE, IO, 6.359s, 2036	728,456	102,348
IFB Ser. 3107, Class DC, IO, 6.359s, 2035	1,295,915	215,977
IFB Ser. 3001, Class IH, IO, 6.359s, 2035	5,998,913	978,903
IFB Ser. 2935, Class SX, IO, 6.359s, 2035	5,305,860	551,438
IFB Ser. 2906, Class SW, IO, 6.359s, 2034	8,301,884	866,219
IFB Ser. 2950, Class SM, IO, 6.359s, 2016	746,914	101,663
IFB Ser. 3256, Class S, IO, 6.349s, 2036	2,857,345	460,696
IFB Ser. 3031, Class BI, IO, 6.349s, 2035	1,011,943	182,508
IFB Ser. 3249, Class SM, IO, 6.309s, 2036	710,514	110,258
IFB Ser. 3240, Class SM, IO, 6.309s, 2036	676,848	92,748
IFB Ser. 3147, Class SD, IO, 6.309s, 2036	4,544,682	686,555
IFB Ser. 3398, Class SI, IO, 6.309s, 2036	4,990,233	610,605
IFB Ser. 3067, Class SI, IO, 6.309s, 2035	17,887,905	3,085,664
IFB Ser. 3128, Class JI, IO, 6.289s, 2036	507,679	82,239
IFB Ser. 2990, Class LI, IO, 6.289s, 2034	2,255,555	374,344
IFB Ser. 3240, Class S, IO, 6.279s, 2036	4,684,263	701,937
IFB Ser. 3065, Class DI, IO, 6.279s, 2035	768,533	134,873
IFB Ser. 3231, Class SA, IO, 6.259s, 2036	754,069	107,926
IFB Ser. 3145, Class GI, IO, 6.259s, 2036	443,895	74,452
IFB Ser. 3114, Class IP, IO, 6.259s, 2036	5,219,207	744,885
IFB Ser. 3510, Class IB, IO, 6.259s, 2036	2,294,847	454,540
IFB Ser. 3485, Class SI, IO, 6.209s, 2036	939,238	151,170
IFB Ser. 3346, Class SC, IO, 6.209s, 2033	32,627,997	4,706,915
IFB Ser. 3346, Class SB, IO, 6.209s, 2033	19,777,883	2,837,928
IFB Ser. 3510, Class IA, IO, 6.159s, 2037	862,593	114,673
IFB Ser. 3238, Class LI, IO, 6.149s, 2036	1,482,760	212,850
IFB Ser. 3171, Class PS, IO, 6.144s, 2036	2,018,438	297,162
IFB Ser. 3171, Class ST, IO, 6.144s, 2036	2,010,452	302,510
IFB Ser. 3449, Class SL, IO, 6.139s, 2037	188,020	27,562
IFB Ser. 3152, Class SY, IO, 6.139s, 2036	9,477,856	1,492,288
IFB Ser. 3510, Class DI, IO, 6.139s, 2035	6,411,549	997,316
IFB Ser. 3181, Class PS, IO, 6.129s, 2036	1,405,533	233,740
IFB Ser. 3631, Class PS, IO, 6.109s, 2040	4,291,085	658,958
IFB Ser. 3361, Class SI, IO, 6.109s, 2037	213,766	33,115
IFB Ser. 3199, Class S, IO, 6.109s, 2036	3,950,905	578,017
IFB Ser. 3200, Class PI, IO, 6.109s, 2036	646,847	96,277
IFB Ser. 3284, Class LI, IO, 6.099s, 2037	4,515,195	658,902
IFB Ser. 3281, Class AI, IO, 6.089s, 2037	935,113	138,425
IFB Ser. 3261, Class SA, IO, 6.089s, 2037	1,163,677	172,422
IFB Ser. 3311, Class PI, IO, 6.069s, 2037	2,219,519	342,586
IFB Ser. 3265, Class SC, IO, 6.069s, 2037	900,013	123,419
IFB Ser. 3382, Class SI, IO, 6.059s, 2037	37,455,041	4,326,057
IFB Ser. 3240, Class GS, IO, 6.039s, 2036	2,971,769	429,599
IFB Ser. 3257, Class SI, IO, 5.979s, 2036	1,294,615	189,875

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3242, Class SC, IO, 5.949s, 2036	$15,402,389	$1,884,386
IFB Ser. 3242, Class SD, IO, 5.949s, 2036	172,889	19,433
IFB Ser. 3225, Class EY, IO, 5.949s, 2036	42,446,970	5,344,073
IFB Ser. 3225, Class JY, IO, 5.949s, 2036	5,526,173	767,475
IFB Ser. 3608, Class SC, IO, 5.909s, 2039	1,551,856	158,988
IFB Ser. 3621, Class SB, IO, 5.889s, 2040	19,326,549	2,596,492
IFB Ser. 3617, Class BS, IO, 5.879s, 2039	8,229,228	973,363
IFB Ser. 3502, Class DS, IO, 5.809s, 2039	1,128,533	152,710
IFB Ser. 2967, Class SA, IO, 5.809s, 2035	6,327,767	637,902
IFB Ser. 3339, Class TI, IO, 5.799s, 2037	3,315,294	454,958
IFB Ser. 3284, Class CI, IO, 5.779s, 2037	7,603,372	1,045,844
IFB Ser. 3476, Class S, IO, 5.759s, 2038	207,097	16,972
IFB Ser. 3303, Class SD, IO, 5.749s, 2037	2,164,070	284,676
IFB Ser. 3309, Class SG, IO, 5.729s, 2037	3,288,895	405,459
IFB Ser. 3530, Class CS, IO, 5.709s, 2039	14,132,699	1,512,905
IFB Ser. 3530, Class SC, IO, 5.659s, 2039	1,386,797	147,389
IFB Ser. 3536, Class SM, IO, 5.659s, 2039	803,401	84,638
IFB Ser. 3424, Class UI, IO, 5.419s, 2037	2,233,249	299,878
Ser. 3645, Class ID, IO, 5s, 2040	3,542,092	525,824
Ser. 3653, Class KI, IO, 5s, 2038	8,501,897	1,166,120
Ser. 3687, Class HI, IO, 5s, 2038	4,685,000	798,511
Ser. 3632, Class CI, IO, 5s, 2038	4,681,425	719,254
Ser. 3626, Class DI, IO, 5s, 2037	3,574,438	295,034
Ser. 3623, Class CI, IO, 5s, 2036	3,201,325	287,799
IFB Ser. 3607, Class SA, IO, 4.938s, 2036	584,000	85,626
FRB Ser. 3006, Class FA, 0.741s, 2034	21,964	21,963
Ser. 3331, Class GO, PO, zero %, 2037	40,091	40,182
Ser. 3289, Class SI, IO, zero %, 2037	292,561	892
Ser. 3124, Class DO, PO, zero %, 2036	75,945	70,508
Ser. 3106, PO, zero %, 2036	14,116	14,062
Ser. 3084, Class ON, PO, zero %, 2035	15,423	15,191
Ser. 2989, Class WO, PO, zero %, 2035	14,857	14,800
Ser. 2975, Class QO, PO, zero %, 2035	17,463	17,201
Ser. 2981, Class CO, PO, zero %, 2035	23,160	22,813
Ser. 2951, Class JO, PO, zero %, 2035	24,633	22,160
Ser. 2985, Class CO, PO, zero %, 2035	52,903	47,686
FRB Ser. 3345, Class TY, zero %, 2037	81,897	80,879
FRB Ser. 3299, Class FD, zero %, 2037	160,745	158,155
FRB Ser. 3304, Class UF, zero %, 2037	243,000	233,239
FRB Ser. 3326, Class XF, zero %, 2037	12,895	12,796
FRB Ser. 3273, Class HF, zero %, 2037	19,333	19,026
FRB Ser. 3235, Class TP, zero %, 2036	19,691	19,485
FRB Ser. 3283, Class KF, zero %, 2036	4,295	4,277
FRB Ser. 3251, Class TC, zero %, 2036	166,964	164,129
FRB Ser. 3067, Class SF, zero %, 2035	157,421	152,992
FRB Ser. 3072, Class TJ, zero %, 2035	78,012	69,338
FRB Ser. 3047, Class BD, zero %, 2035	88,892	86,606
FRB Ser. 3052, Class TJ, zero %, 2035	30,388	29,496
FRB Ser. 3326, Class WF, zero %, 2035	101,208	97,161
FRB Ser. 3030, Class EF, zero %, 2035	87,048	81,524

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount	Value

Freddie Mac
FRB Ser. 3033, Class YF, zero %, 2035	$103,190	$100,347
FRB Ser. 3251, Class TP, zero %, 2035	83,625	82,374
FRB Ser. 3263, Class AE, zero %, 2035	56,825	56,634
FRB Ser. 3412, Class UF, zero %, 2035	70,963	63,026
FRB Ser. 3007, Class LU, zero %, 2035	33,931	27,005
FRB Ser. 2958, Class TP, zero %, 2035	18,088	17,907
FRB Ser. 2963, Class TW, zero %, 2035	20,525	20,453
FRB Ser. 2958, Class FB, zero %, 2035	25,310	25,111
FRB Ser. 2947, Class GF, zero %, 2034	71,750	69,707
FRB Ser. 3006, Class TE, zero %, 2034	23,804	23,537

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	296,337	228,179

Government National Mortgage Association
IFB Ser. 10-14, Class SA, IO, 7.662s, 2032	95,102	14,000
IFB Ser. 08-47, Class S, IO, 7.359s, 2038	2,567,414	401,171
IFB Ser. 04-11, Class SB, IO, 6.862s, 2034	439,489	66,279
IFB Ser. 05-68, Class SN, IO, 6.859s, 2034	358,423	42,208
IFB Ser. 07-47, Class SA, IO, 6.759s, 2036	2,064,908	326,488
IFB Ser. 04-96, Class KS, IO, 6.662s, 2034	196,641	27,215
IFB Ser. 06-16, Class GS, IO, 6.652s, 2036	136,720	17,419
IFB Ser. 09-88, Class MS, IO, 6.562s, 2039	6,595,945	828,336
IFB Ser. 09-76, Class MS, IO, 6.562s, 2039	860,995	106,049
IFB Ser. 07-35, Class NY, IO, 6.559s, 2035	2,471,271	245,468
IFB Ser. 07-26, Class SG, IO, 6.512s, 2037	1,210,607	138,820
IFB Ser. 09-106, Class XI, IO, 6.462s, 2037	8,076,249	994,832
IFB Ser. 08-79, Class ID, IO, 6.462s, 2035	3,486,697	581,688
IFB Ser. 05-13, Class SD, IO, 6.462s, 2035	7,306,909	1,070,097
IFB Ser. 09-106, Class XL, IO, 6.412s, 2037	7,056,396	806,475
IFB Ser. 09-87, Class SI, IO, 6.412s, 2035	276,030	40,066
IFB Ser. 04-104, Class IS, IO, 6.412s, 2034	224,727	23,841
IFB Ser. 09-87, Class IG, IO, 6.402s, 2037	1,457,756	195,587
IFB Ser. 09-61, Class SA, IO, 6.362s, 2039	18,720,202	2,316,438
IFB Ser. 10-47, Class PX, IO, 6.362s, 2037	1,698,261	197,661
IFB Ser. 07-37, Class SU, IO, 6.349s, 2037	338,744	41,764
IFB Ser. 07-37, Class YS, IO, 6.329s, 2037	280,711	33,480
IFB Ser. 07-16, Class KU, IO, 6.312s, 2037	18,606,973	2,383,739
IFB Ser. 09-106, Class LP, IO, 6.272s, 2036	929,300	110,680
IFB Ser. 09-87, Class SK, IO, 6.262s, 2032	3,439,995	302,032
IFB Ser. 08-6, Class TI, IO, 6.259s, 2032	351,105	24,995
IFB Ser. 06-34, Class PS, IO, 6.252s, 2036	1,137,833	132,649
IFB Ser. 10-47, Class XN, IO, 6.209s, 2034	2,362,139	173,877
IFB Ser. 10-60, Class S, IO, 6.162s, 2040	6,604,751	983,580
IFB Ser. 10-53, Class SA, IO, 6.162s, 2039	4,140,868	600,268
IFB Ser. 09-24, Class SA, IO, 6.162s, 2037	14,953,166	1,162,459
IFB Ser. 06-26, Class S, IO, 6.162s, 2036	11,348,792	1,375,791
IFB Ser. 09-104, Class KS, IO, 6.159s, 2039	12,940,937	1,528,524
IFB Ser. 08-9, Class SK, IO, 6.142s, 2038	3,765,615	431,163
IFB Ser. 10-47, Class UX, IO, 6.129s, 2037	5,340,359	684,634
IFB Ser. 07-35, Class KY, IO, 6.109s, 2037	8,886,945	928,064
IFB Ser. 09-102, Class SM, IO, 6.059s, 2039	14,653,470	1,646,226

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 09-35, Class SP, IO, 6.059s, 2037	$6,310,452	$739,459
IFB Ser. 09-106, Class SC, IO, 6.012s, 2039	5,401,329	718,161
IFB Ser. 05-65, Class SI, IO, 6.012s, 2035	6,600,765	748,857
IFB Ser. 09-102, Class SA, IO, 5.989s, 2039	503,438	67,020
IFB Ser. 09-110, Class NS, IO, 5.962s, 2039	930,538	106,681
IFB Ser. 09-87, Class KI, IO, 5.962s, 2035	2,839,485	332,646
IFB Ser. 09-92, Class SL, IO, 5.959s, 2039	1,428,512	150,522
IFB Ser. 06-16, Class SX, IO, 5.952s, 2036	3,627,993	413,192
IFB Ser. 10-47, Class UD, IO, 5.912s, 2038	1,708,550	167,660
IFB Ser. 09-106, Class SD, IO, 5.912s, 2036	2,606,247	290,571
IFB Ser. 09-87, Class SN, IO, 5.912s, 2035	2,899,019	269,435
IFB Ser. 10-47, Class VS, IO, 5.909s, 2040	1,355,751	173,455
IFB Ser. 09-88, Class SK, IO, 5.909s, 2039	1,335,653	123,955
IFB Ser. 09-72, Class SM, IO, 5.909s, 2039	4,296,751	514,267
IFB Ser. 09-92, Class SA, IO, 5.909s, 2039	4,321,375	551,775
IFB Ser. 09-77, Class SB, IO, 5.909s, 2038	348,061	42,544
IFB Ser. 09-122, Class WS, IO, 5.812s, 2039	9,723,515	1,030,693
IFB Ser. 09-87, Class TS, IO, 5.762s, 2035	11,393,207	1,374,590
IFB Ser. 09-66, Class BS, IO, 5.749s, 2039	28,969,236	3,154,275
IFB Ser. 04-83, Class CS, IO, 5.742s, 2034	537,208	59,544
IFB Ser. 09-50, Class SW, IO, 5.662s, 2039	1,297,537	128,638
IFB Ser. 09-106, Class ST, IO, 5.662s, 2038	1,730,215	183,264
IFB Ser. 04-41, Class SG, IO, 5.662s, 2034	5,537,704	220,622
IFB Ser. 10-14, Class SC, IO, 4.454s, 2035	124,998	18,571
IFB Ser. 09-87, Class WT, IO, 0.176s, 2035	7,580,386	21,377
IFB Ser. 09-106, Class WT, IO, 0.15s, 2037	1,794,400	4,988
Ser. 06-36, Class OD, PO, zero %, 2036	48,133	45,261
FRB Ser. 07-73, Class KI, IO, zero %, 2037	356,480	3,836
FRB Ser. 07-73, Class KM, zero %, 2037	35,487	32,743
FRB Ser. 07-16, Class WF, zero %, 2037	181,035	179,239

Greenwich Capital Commercial Funding Corp. FRB Ser. 06-GG7,
Class A2, 5.888s, 2038	2,409,929	2,468,490

GS Mortgage Securities Corp. II FRB Ser. 07-GG10, Class A3,
5.808s, 2045	679,000	720,992

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC, IO,
0.301s, 2039	157,124,455	2,831,229

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	606,404	576,769
FRB Ser. 05-RP2, Class 1AF, 0.679s, 2035	1,966,766	1,632,415

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.651s, 2035	20,357,577	3,004,159
Ser. 05-RP3, Class 1AS, IO, 5.416s, 2035	372,920	52,178
FRB Ser. 05-RP3, Class 1AF, 0.679s, 2035	389,372	323,179

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035
(In default) †	166,771	18

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.969s, 2037	6,002,213	4,021,483

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.439s, 2037	2,785,944	1,546,199

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount	Value

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 5.692s, 2036	$1,482,547	$856,631
FRB Ser. 06-AR3, Class 2A1A, 5.68s, 2036	2,566,250	1,379,360
FRB Ser. 06-AR25, Class 3A1, 5.613s, 2036	2,549,874	1,466,177
FRB Ser. 07-AR15, Class 1A1, 5.597s, 2037	2,613,533	1,653,060
FRB Ser. 07-AR9, Class 2A1, 5.51s, 2037	2,661,819	1,790,073
FRB Ser. 05-AR23, Class 6A1, 5.341s, 2035	2,788,677	2,063,621
FRB Ser. 05-AR31, Class 3A1, 5.303s, 2036	6,006,341	3,603,805
FRB Ser. 07-AR11, Class 1A1, 4.884s, 2037	1,939,181	1,124,725
FRB Ser. 06-AR41, Class A3, 0.509s, 2037	1,665,525	824,435
FRB Ser. 06-AR35, Class 2A1A, 0.499s, 2037	3,675,608	1,917,590

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.923s, 2036	1,817,353	1,417,535
FRB Ser. 06-A6, Class 1A1, 0.489s, 2036	2,085,605	990,886

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 08-C2, Class X, IO, 0.476s, 2051	87,169,486	1,946,120

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.148s, 2051	124,111,564	1,443,045

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	309,435
Ser. 98-C4, Class J, 5.6s, 2035	965,000	831,348

MASTR Reperforming Loan Trust 144A Ser. 05-1, Class 1A4,
7 1/2s, 2034	1,260,791	1,159,928

Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.187s, 2049	109,762,345	1,258,414

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.169s, 2035	665,778	514,383
Ser. 96-C2, Class JS, IO, 2.273s, 2028	1,637,045	37,832

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.826s, 2050	451,000	474,877

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 5.919s, 2049	552,000	611,919

Mezz Cap Commercial Mortgage Trust Ser. 07-C5, Class X, IO,
4.628s, 2017	4,536,977	362,958

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1, Class X,
IO, 8.487s, 2037	1,105,856	105,056

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	2,455,000	2,605,713
FRB Ser. 08-T29, Class A3, 6.281s, 2043 F	1,332,000	1,444,609
Ser. 07-HQ13, Class A2, 5.649s, 2044	2,498,000	2,609,903

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	3,360,000	268,800
Ser. 07-HQ13, Class X1, IO, 0.663s, 2044	106,931,193	1,640,325

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5.772s, 2036	1,587,162	1,031,655
FRB Ser. 07-11AR, Class 2A1, 5.553s, 2037	5,545,619	2,786,674
FRB Ser. 07-14AR, Class 6A1, 5.525s, 2037	9,411,306	6,023,236
Ser. 06-6AR, Class 2A, 5.411s, 2036	5,002,767	3,101,716
FRB Ser. 07-15AR, Class 2A1, 5.386s, 2037	1,190,012	809,677
FRB Ser. 07-11AR, Class 2A5, 4.914s, 2037	1,569,940	820,293

MORTGAGE-BACKED SECURITIES (47.8%)* cont.	Principal amount		Value

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 3.428s, 2035		$1,779,990	$1,134,743
FRB Ser. 06-5AR, Class A, 0.579s, 2036		3,695,044	1,847,522

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.068s, 2030		459,501	465,245
Ser. 97-MC2, Class X, IO, 1.751s, 2012		4,403	144

Nomura Asset Acceptance Corp. 144A IFB Ser. 04-R3, Class AS,
IO, 6.721s, 2035		201,483	37,996

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033		285,000	14,250

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		1,479,496	1,124,417
Ser. 06-A5CB, Class A6, 6s, 2036		1,861,671	1,076,278
FRB Ser. 05-A2, Class A1, 0.829s, 2035		2,964,647	2,100,642

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		316,000	221,200
Ser. 03-1A, Class N, 5s, 2018		376,000	244,400
Ser. 04-1A, Class M, 5s, 2018		345,000	207,000
Ser. 04-1A, Class N, 5s, 2018		325,000	178,750

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037		3,037,854	1,641,747
FRB Ser. 05-23, Class 3A1, 5.93s, 2036		1,246,270	934,703
FRB Ser. 06-4, Class 6A, 5.77s, 2036		1,065,677	785,937
FRB Ser. 06-9, Class 1A1, 5.497s, 2036		1,719,034	978,972
FRB Ser. 06-12, Class 1A1, 0.489s, 2037		7,973,850	4,584,964

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.903s, 2037		8,815,724	1,406,846
Ser. 05-RF7, Class A, IO, 5.418s, 2035		2,028,830	292,373
Ser. 07-4, Class 1A4, IO, 1s, 2037		12,150,076	442,596

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.684s, 2035		1,901,695	281,590
Ser. 05-RF6, Class A, IO, 5.509s, 2043		815,780	117,747
Ser. 05-RF3, Class 1A, IO, 5.456s, 2035		1,693,050	211,631
Ser. 07-RF1, Class 1A, IO, 5.194s, 2037		9,198,885	1,267,253
Ser. 06-RF4, Class 1A, IO, 4.972s, 2036		731,931	102,628
FRB Ser. 05-RF3, Class 1A, 0.679s, 2035		1,693,050	1,379,836

Ursus PLC 144A FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	409,653	45,009

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C31, Class A3, 5.483s, 2047		$853,000	880,807
Ser. 07-C34, IO, 0.359s, 2046		32,856,467	610,145

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.641s, 2018		917,000	467,670

Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6, Class A1,
6.32s, 2037		13,978,109	9,683,117

Total mortgage-backed securities (cost $360,091,830)			$424,064,981

CORPORATE BONDS AND NOTES (22.5%)*	Principal amount		Value

Basic materials (1.7%)
AK Steel Corp. company guaranty sr. unsec. notes 7 5/8s, 2020		$375,000	$376,406

Builders FirstSource, Inc. 144A company guaranty sr. notes FRN
13s, 2016		323,000	325,019

Clondalkin Acquisition BV 144A company guaranty sr. notes FRN
2.537s, 2013 (Netherlands)		505,000	436,825

Cognis GmbH company guaranty sr. bonds FRB Ser. REGS,
2.719s, 2013 (Netherlands)	EUR	348,000	449,625

FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s, 2016
(Australia)		$624,000	711,360

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		627,000	702,240

Georgia-Pacific Corp. 144A company guaranty 7 1/8s, 2017		135,000	140,569

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		110,000	113,300

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		114,000	113,573

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		375,000	361,406

Ineos Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	270,000	359,535

International Paper Co. sr. unsec. notes 9 3/8s, 2019		$226,000	292,105

LBI Escrow Corp. 144A sr. notes 8s, 2017		790,000	830,488

Lyondell Chemical Co. sr. notes 11s, 2018		1,035,000	1,113,919

Novelis, Inc. company guaranty sr. unsec. notes 11 1/2s, 2015		175,000	196,875

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		546,000	558,285

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	834,000	1,221,260

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$125,000	140,625

Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.585s, 2013 (France)	EUR	132,000	166,040

Rockwood Specialties Group, Inc. company guaranty sr. unsec.
sub. notes 7 5/8s, 2014	EUR	130,000	172,130

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		$380,000	423,427

SGL Carbon SE company guaranty sr. sub. notes FRN Ser. EMTN,
1.933s, 2015 (Germany)	EUR	339,000	404,376

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$630,000	636,300

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		380,000	414,200

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		195,000	205,238

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012		398,000	423,373

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		550,000	574,750

Smurfit-Stone Container Enterprises, Inc. bonds 8 3/8s,
2012 (Escrow) (In default) †		399,000	14,963

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)		487,000	608,166

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)		558,000	675,180

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)		890,000	1,081,868

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014		672,000	734,160

			14,977,586

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount		Value

Capital goods (1.0%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		$206,000	$205,485

Ball Corp. company guaranty sr. unsec. notes 7 3/8s, 2019		56,000	60,480

Ball Corp. company guaranty sr. unsec. notes 7 1/8s, 2016		84,000	90,300

BBC Holding Corp. sr. notes 8 7/8s, 2014		775,000	773,063

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec. notes
9 1/8s, 2018		75,000	76,313

Crown Americas, LLC/Crown Americas Capital Corp. sr. notes
7 5/8s, 2013		407,000	422,771

Crown European Holdings SA 144A sr. notes 7 1/8s,
2018 (France)	EUR	100,000	133,161

Impress Holdings BV company guaranty sr. disc. bonds FRB
Ser. REGS, 4.121s, 2013 (Netherlands)	EUR	304,000	380,997

Kratos Defense & Security Solutions, Inc. 144A sr. notes 10s, 2017		$267,000	276,679

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		860,000	1,031,276

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	350,000	431,036

Rexel SA company guaranty sr. unsec. notes 8 1/4s,
2016 (France)	EUR	714,000	979,936

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. sec. notes 7 3/4s, 2016 (Luxembourg)	EUR	843,000	1,123,912

Ryerson Tull, Inc. company guaranty sr. sec. notes 12s, 2015		$777,000	813,908

Tenneco, Inc. company guaranty 8 5/8s, 2014		380,000	391,400

Tenneco, Inc. 144A sr. notes 7 3/4s, 2018		175,000	177,188

Thermon Industries, Inc. 144A company guaranty sr. notes
9 1/2s, 2017		343,000	351,575

TransDigm, Inc. company guaranty sr. sub. notes 7 3/4s, 2014		155,000	159,650

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 3/4s, 2014		716,000	737,480

			8,616,610
Communication services (2.7%)
Angel Lux Common Sarl sec. notes Ser. REGS, 8 1/4s, 2016
(Denmark)	EUR	526,000	722,174

CCH II, LLC sr. notes 13 1/2s, 2016		$957,525	1,137,061

CCO Holdings LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. notes 7 7/8s, 2018		145,000	151,888

Cequel Communications Holdings I LLC/Cequel Capital Corp.
Capital Corp. 144A sr. notes 8 5/8s, 2017		347,000	353,940

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		195,000	190,125

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018		180,000	175,950

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		695,000	726,275

Cricket Communications, Inc. company guaranty 9 3/8s, 2014		441,000	455,884

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015		870,000	930,900

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		1,110,000	1,148,850

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		135,000	145,800

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		196,000	204,330

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount		Value

Communication services cont.
Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)		$470,000	$477,638

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		766,000	808,130

Frontier Communications Corp. 144A sr. notes 8 1/4s, 2017		140,000	149,450

Intelsat Subsidiary Holding Co., Ltd. company guaranty sr. unsec.
notes 8 7/8s, 2015 (Bermuda)		942,000	977,325

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		820,000	760,550

Magyar Telecom BV 144A company guaranty sr. notes 9 1/2s,
2016 (Hungary)	EUR	551,000	685,234

Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		$229,000	232,435

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
9 1/4s, 2014		180,000	188,100

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		990,000	1,093,950

PAETEC Holding Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2015		295,000	295,000

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		359,000	367,975

Qwest Communications International, Inc. company guaranty
Ser. B, 7 1/2s, 2014		140,000	143,500

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		145,000	158,413

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		1,766,000	1,909,488

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	381,045

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019		235,000	257,325

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016		405,000	435,375

Sprint Capital Corp. notes 8 3/8s, 2012		145,000	153,700

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,450,000	2,560,250

UPC Germany GmbH sr. notes Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	678,000	933,510

UPC Germany GmbH 144A sr. bonds 8 1/8s, 2017 (Germany)	EUR	489,000	658,352

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	175,000	242,518

UPC Holdings BV sr. notes Ser. REGS, 8 5/8s, 2014 (Netherlands)	EUR	502,000	660,820

Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	79,000	134,191

Virgin Media Finance PLC company guaranty sr. unsec. unsub.
notes 9 1/2s, 2016 (United Kingdom)	EUR	156,000	227,910

West Corp. company guaranty 9 1/2s, 2014		$455,000	465,238

Wind Acquisition Holding company guaranty sr. notes Ser. REGS,
zero %, 2017 (Luxembourg) ‡‡	EUR	420,000	503,530

Windstream Corp. company guaranty 8 5/8s, 2016		$1,505,000	1,568,963

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		310,000	315,425

			24,088,517
Conglomerates (—%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014		270,000	282,825

			282,825

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount		Value

Consumer cyclicals (3.8%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		$55,000	$61,325

Affinion Group, Inc. company guaranty 11 1/2s, 2015		560,000	592,200

Affinion Group, Inc. company guaranty 10 1/8s, 2013		635,000	654,050

Affinity Group, Inc. sr. sub. notes 9s, 2012		505,000	376,225

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		501,380	538,984

AMC Entertainment, Inc. company guaranty 11s, 2016		485,000	518,950

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		399,000	399,000

American Casino & Entertainment Properties LLC sr. notes
11s, 2014		430,000	420,863

Ameristar Casinos, Inc. company guaranty sr. unsec. notes
9 1/4s, 2014		380,000	405,650

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		310,000	303,413

Building Materials Corp. 144A sr. notes 7s, 2020		140,000	141,050

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016		265,000	267,650

Cirsa Capital Luxembourg SA company guaranty Ser. REGS,
7 7/8s, 2012 (Luxembourg)	EUR	92,000	121,808

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		$450,000	343,688

Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		503,000	528,150

Codere Finance Luxembourg SA sr. sec. notes Ser. REGS, 8 1/4s,
2015 (Luxembourg)	EUR	507,000	634,817

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		$599,000	635,689

D.R. Horton, Inc. sr. notes 7 7/8s, 2011		60,000	62,550

DIRECTV Holdings, LLC company guaranty sr. unsec. notes
7 5/8s, 2016		262,000	290,820

Dish DBS Corp. company guaranty 7 1/8s, 2016		135,000	138,713

Dish DBS Corp. company guaranty 6 5/8s, 2014		1,488,000	1,521,480

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		1,389,000	1,465,395

Goodman Global Group, Inc. 144A sr. disc. notes zero %, 2014		560,000	350,000

Goodman Global, Inc. company guaranty sr. unsec. sub. notes
13 1/2s, 2016		605,000	666,256

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		697,000	780,640

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)		195,000	210,094

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		260,000	285,217

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B,
4.121s, 2014		930,000	883,500

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017		815,000	880,200

Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 R		140,000	142,100

Interpublic Group of Companies, Inc. (The) sr. unsec. notes
10s, 2017		505,000	585,800

ISS Financing PLC sr. bonds 11s, 2014 (United Kingdom)	EUR	320,000	458,838

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	160,000	212,389

Jarden Corp. company guaranty sr. sub. notes Ser. 1, 7 1/2s, 2020	EUR	75,000	95,954

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017		$615,000	631,913

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		$225,000	$250,875

Lear Corp. company guaranty sr. unsec. bond 7 7/8s, 2018		520,000	540,800

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		1,760,000	1,865,600

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		155,000	162,750

Levi Strauss & Co. 144A sr. notes 7 5/8s, 2020		355,000	362,100

Limited Brands, Inc. company guaranty sr. unsec. unsub. notes
7s, 2020		180,000	185,400

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	335,000	428,596

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015
(In default) †		$760,000	129,200

MGM Mirage, Inc. company guaranty 8 1/2s, 2010		113,000	113,283

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014		380,000	398,050

Navistar International Corp. sr. notes 8 1/4s, 2021		1,090,000	1,152,675

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
10s, 2014		440,000	458,700

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
sr. unsec. sub. disc. notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††		786,000	766,350

Owens Corning, Inc. company guaranty unsec. unsub. notes
9s, 2019		1,148,000	1,354,640

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		115,000	120,175

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		120,000	125,400

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015		625,000	606,250

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		145,000	146,088

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016		355,000	397,600

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		932,000	1,015,880

Standard Pacific Corp. company guaranty sr. unsec. unsub. notes
7s, 2015		277,000	258,303

Station Casinos, Inc. sr. notes 6s, 2012 (In default) †		614,000	12,280

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes 11s, 2013		426,133	454,897

Toys R Us Property Co., LLC 144A sr. notes 8 1/2s, 2017		135,000	142,088

Travelport LLC company guaranty 11 7/8s, 2016		375,000	403,125

Travelport LLC company guaranty 9 7/8s, 2014		325,000	335,563

TRW Automotive, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 6 3/8s, 2014	EUR	235,000	305,559

TVN Finance Corp. PLC company guaranty sr. unsec. Ser. REGS,
10 3/4s, 2017 (United Kingdom)	EUR	120,000	166,060

TVN Finance Corp. PLC 144A company guaranty sr. unsec. notes
10 3/4s, 2017 (United Kingdom)	EUR	340,000	470,502

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡		$886,205	800,908

Universal City Development Partners, Ltd. 144A sr. notes
8 7/8s, 2015		570,000	587,100

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡		519,870	214,446

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Visant Corp. company guaranty sr. unsec. sub. notes 7 5/8s, 2012		$1,164,000	$1,165,455

WMG Acquisition Corp. company guaranty sr. sec. notes
9 1/2s, 2016		130,000	141,375

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st mtge.
Ser. EXCH, 6 5/8s, 2014		140,000	145,250

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A
company guaranty 1st mtge. notes 7 3/4s, 2020		250,000	253,438

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		310,000	319,300

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		233,000	252,223

Young Broadcasting, Inc. company guaranty sr. sub. notes 8 3/4s,
2014 (In default) F †		160,000	—

Young Broadcasting, Inc. company guaranty sr. unsec. sub. notes
10s, 2011 (In default) F †		469,000	—

			33,613,655
Consumer staples (0.6%)
Archibald Candy Corp. company guaranty 10s, 2010 (In default) F †		170,069	2,626

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		730,000	698,975

Avis Budget Car Rental, LLC 144A company guaranty sr. notes
9 5/8s, 2018		105,000	109,463

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018		364,000	369,460

CKE Restaurants, Inc. 144A sr. notes 11 3/8s, 2018		505,000	513,838

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		142,000	148,035

Dole Food Co. 144A sr. sec. notes 8s, 2016		380,000	393,300

Europcar Groupe SA company guaranty sr. sub. bond FRB
Ser. REGS, 4.183s, 2013 (France)	EUR	354,000	419,408

Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015		$147,000	102,900

Hertz Corp. company guaranty 8 7/8s, 2014		395,000	406,850

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
8 1/4s, 2018		290,000	297,250

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		620,000	566,525

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		542,000	443,085

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014		130,000	145,275

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018		380,000	400,900

SUPERVALU, Inc. sr. unsec. notes 8s, 2016		140,000	141,050

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		120,000	143,400

			5,302,340
Energy (5.1%)
Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		1,228,000	1,234,140

ATP Oil & Gas Corp. 144A sr. notes 11 7/8s, 2015		150,000	111,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017		630,000	607,950

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		1,150,000	1,290,875

Complete Production Services, Inc. company guaranty 8s, 2016		770,000	779,625

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		995,000	1,002,463

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount		Value

Energy cont.
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		$807,000	$817,088

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)		65,000	71,663

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
8s, 2017		1,050,000	1,115,625

Crosstex Energy/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		380,000	397,100

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		135,000	144,450

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		775,000	796,313

Dong Energy A/S unsec. sub. notes FRN 5 1/2s,
3005 (Denmark)	EUR	364,000	480,306

Empresa Nacional del Petroleo 144A sr. unsec. notes 6 1/4s,
2019 (Chile)		$1,300,000	1,404,443

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		589,000	575,011

Ferrellgas LP/Ferrellgas Finance Corp. sr. notes 6 3/4s, 2014		1,010,000	1,012,525

Forest Oil Corp. sr. notes 8s, 2011		1,465,000	1,545,575

Gaz Capital for Gazprom 144A sr. unsec. notes 7.288s,
2037 (Russia)		575,000	593,688

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		780,000	805,350

Gaz Capital SA 144A company guaranty sr. unsec. bond 8.146s,
2018 (Russia)		316,000	360,780

Gaz Capital SA 144A sr. sec. bond 9 1/4s, 2019 (Russia)		1,855,000	2,238,039

Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Russia)		485,000	488,056

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		1,010,000	979,700

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		790,000	709,025

Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014 (United Kingdom)	GBP	222,000	356,821

KazMunaiGaz Finance Sub BV 144A notes 7s, 2020 (Kazakhstan)		$355,000	382,513

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2014		355,000	365,650

Lukoil International Finance BV 144A company guaranty sr. unsec.
unsub. bonds 6.656s, 2022 (Russia)		1,080,000	1,084,428

Lukoil International Finance BV 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2019 (Russia)		450,000	479,498

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		698,000	715,450

Offshore Group Investments, Ltd. 144A sr. notes 11 1/2s, 2015		265,000	263,675

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		575,000	576,438

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)		1,010,000	877,438

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)		380,000	386,650

Peabody Energy Corp. company guaranty 7 3/8s, 2016		1,150,000	1,253,500

Pemex Project Funding Master Trust company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2035 (Mexico)		340,000	357,854

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)		325,000	337,968

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount		Value

Energy cont.
Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)		$960,000	$1,152,000

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 7/8s, 2040 (Brazil)		300,000	325,931

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		912,000	950,760

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)		5,035,000	3,046,175

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 1/2s, 2037 (Venezuela)		650,000	303,875

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)		650,000	313,625

Petroleos de Venezuela SA sr. unsec. bonds zero %, 2011 (Venezuela)		2,020,000	1,799,820

Petroleos de Venezuela SA sr. unsec. sub. bond 5s, 2015 (Venezuela)		1,705,000	983,904

Petroleos Mexicanos 144A company guaranty bonds 5 1/2s,
2021 (Mexico)		800,000	823,200

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
9 3/4s, 2019 (Trinidad)		215,000	252,088

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes 6s,
2022 (Trinidad)		1,162,000	1,140,027

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018		539,000	571,340

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015		280,000	284,200

Plains Exploration & Production Co. company guaranty 7s, 2017		150,000	148,313

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 10s, 2016		645,000	709,500

Power Sector Assets & Liabilities Management Corp. 144A govt.
guaranty sr. unsec. notes 7.39s, 2024 (Philippines)		690,000	799,538

Power Sector Assets & Liabilities Management Corp. 144A govt.
guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)		950,000	1,100,813

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014		994,000	1,013,880

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020		350,000	352,188

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018		1,060,000	1,060,000

Stallion Oilfield Holdings Ltd. 144A sr. notes 10 1/2s, 2015		182,000	179,270

White Nights Finance BV for Gazprom notes 10 1/2s, 2014 (Russia)		485,000	582,742

Williams Cos., Inc. (The) notes 7 3/4s, 2031		256,000	294,587

			45,186,449
Financials (4.3%)
American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058		181,000	156,565

Banco Do Brasil 144A sr. unsec. 5.43s, 2017 (Brazil)	BRL	855,000	476,890

Biz Finance PLC for Ukreximbank sr. unsec. unsub. bonds 8 3/8s,
2015 (United Kingdom)		$425,000	439,701

Bosphorus Financial Services, Ltd. 144A sr. notes FRN 2.236s, 2012		1,237,250	1,212,608

CIT Group, Inc. sr. bond 7s, 2017		1,766,000	1,664,455

CIT Group, Inc. sr. bond 7s, 2016		1,267,000	1,206,818

CIT Group, Inc. sr. bond 7s, 2015		337,000	324,784

CIT Group, Inc. sr. bond 7s, 2014		221,000	214,923

CIT Group, Inc. sr. bond 7s, 2013		450,000	445,500

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount		Value

Financials cont.
GMAC, LLC company guaranty sr. unsec. notes 7s, 2012		$117,000	$119,633

GMAC, LLC company guaranty sr. unsec. notes 6 7/8s, 2012		818,000	836,405

GMAC, LLC company guaranty sr. unsec. notes 6 5/8s, 2012		851,000	865,893

GMAC, LLC company guaranty sr. unsec. unsub. notes
6 7/8s, 2011		104,000	106,080

GMAC, LLC company guaranty sr. unsec. unsub. notes FRN
2.738s, 2014		85,000	73,661

GMAC, LLC 144A company guaranty sr. unsec. notes 8.3s, 2015		240,000	252,600

HSBC Capital Funding LP/ Jersey Channel Islands company
guaranty sub. FRB 5.13s, 2049 (United Kingdom)	EUR	486,000	582,408

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015		$185,000	174,363

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		135,000	130,950

Icahn Enterprises LP/Ichan Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		895,000	892,763

Interactive Data Corp. 144A company guaranty sr. notes
10 1/4s, 2018		420,000	434,700

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %,
2017 (Peru)		600,000	601,227

JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN 3.96s,
2011 (Russia)	RUB	46,000,000	1,507,604

JPMorgan Chase & Co. 144A unsec. unsub. notes 0.172s, 2012	INR	37,500,000	847,313

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		$290,000	301,600

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		641,000	637,795

Liberty Mutual Insurance 144A notes 7.697s, 2097		1,330,000	1,142,345

RSHB Capital SA for OJSC Russian Agricultural Bank sub. bonds
FRB 6.97s, 2016 (Russia)		5,400,000	5,452,866

RSHB Capital SA for OJSC Russian Agricultural Bank 144A notes
7 3/4s, 2018 (Russia)		775,000	855,445

RSHB Capital SA for OJSC Russian Agricultural Bank 144A notes
7 1/8s, 2014 (Russia)		775,000	829,250

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		257,000	274,131

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		360,000	364,500

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.311s, 2014		120,000	100,800

VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		1,065,000	1,083,638

VTB Capital SA 144A bonds 6 1/4s, 2035 (Russia)		2,934,000	2,985,345

VTB Capital SA 144A notes 7 1/2s, 2011 (Russia)		1,660,000	1,724,408

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)		4,520,000	4,723,400

VTB Capital SA 144A sec. notes 6.609s, 2012 (Russia)		3,965,000	4,118,208

			38,161,575
Health care (1.3%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	471,125

Capella Healthcare, Inc. 144A company guaranty sr. notes
9 1/4s, 2017		$127,000	132,715

Community Health Systems, Inc. company guaranty 8 7/8s, 2015		102,000	106,845

DaVita, Inc. company guaranty 6 5/8s, 2013		226,000	229,108

DaVita, Inc. company guaranty sr. unsec. sub. notes 7 1/4s, 2015		145,000	148,806

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value

Health care cont.
Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015	$125,000	$140,000

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	788,000	851,040

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,587,000	1,713,960

HCA, Inc. sr. sec. notes 9 1/8s, 2014	563,000	592,558

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,065,000	1,067,663

Select Medical Corp. company guaranty 7 5/8s, 2015	767,000	734,403

Service Corporation International debs. 7 7/8s, 2013	112,000	115,220

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	1,412,000	1,417,295

Sun Healthcare Group, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2015	27,000	28,148

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	640,000	641,600

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	329,569	328,745

Talecris Biotherapeutics Holdings Corp. company guaranty
sr. unsec. notes 7 3/4s, 2016	140,000	150,500

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
10s, 2018	276,000	313,605

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
9s, 2015	1,220,000	1,317,600

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	590,000	625,336

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	337,000	347,227

		11,473,499
Technology (0.8%)
Advanced Micro Devices, Inc. 144A sr. notes 7 3/4s, 2020	140,000	141,400

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	139,000	132,050

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	547,000	518,283

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	305,000	324,444

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 7/8s, 2020	253,000	264,385

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	699,420	536,805

First Data Corp. company guaranty sr. unsec. notes 9 7/8s, 2015	225,000	181,125

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016	400,000	256,000

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
9 1/8s, 2014 ‡‡	524,493	495,646

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
8 7/8s, 2014	572,000	551,980

Freescale Semiconductor, Inc. company guaranty sr. unsec. sub.
notes 10 1/8s, 2016	9,000	8,145

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	1,035,000	1,086,750

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	290,000	308,125

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	690,000	724,500

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	780,000	797,550

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015	711,000	824,760

		7,151,948

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount		Value

Transportation (0.1%)
British Airways PLC sr. unsec. 8 3/4s, 2016 (United Kingdom)	GBP	353,000	$544,096

Inaer Aviation Finance Ltd. 144A sr. notes 9 1/2s, 2017 (Spain)	EUR	280,000	356,402

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		$332,000	359,390

			1,259,888
Utilities and power (1.1%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		395,000	419,194

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		387,000	392,805

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		380,000	384,750

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017		995,000	992,513

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		615,000	628,137

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		289,000	205,913

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		135,000	114,075

Edison Mission Energy sr. unsec. notes 7.2s, 2019		292,000	197,100

Edison Mission Energy sr. unsec. notes 7s, 2017		44,000	29,920

El Paso Corp. sr. unsec. notes 7s, 2017		160,000	167,442

El Paso Natural Gas Co. debs. 8 5/8s, 2022		370,000	456,289

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		220,000	231,000

Majapahit Holding BV 144A company guaranty sr. unsec. notes
8s, 2019 (Indonesia)		525,000	611,625

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		2,425,000	2,807,083

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011		205,000	210,381

NRG Energy, Inc. sr. notes 7 3/8s, 2016		610,000	622,200

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014		574,000	591,220

Sierra Pacific Resources sr. unsec. unsub. notes 6 3/4s, 2017		120,000	121,958

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		145,000	155,440

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011		36,000	37,083

Vattenfall Treasury AB company guaranty jr. unsec. sub. bond
FRB 5 1/4s, 2049 (Sweden)	EUR	364,000	483,048

			9,859,176
Total corporate bonds and notes (cost $195,760,561)			$199,974,068

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (17.5%)*	Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038		$2,817,137	$3,105,233

			3,105,233
U.S. Government Agency Mortgage Obligations (17.1%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, TBA, August 1, 2040		67,000,000	72,765,665
6s, TBA, July 1, 2040		67,000,000	72,872,965

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, April 1, 2016		16,159	17,389
4s, TBA, August 1, 2040		6,000,000	6,150,000

			151,806,019

Total U.S. government and agency mortgage obligations (cost $154,424,617)			$154,911,252

ASSET-BACKED SECURITIES (12.1%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 1.019s, 2035	$143,651	$52,153
FRB Ser. 05-4, Class A2C, 0.539s, 2035	35,633	34,095

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.479s, 2036	217,000	59,203
FRB Ser. 06-HE3, Class A2C, 0.479s, 2036	271,000	104,726

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8, Class M2,
2.954s, 2033	388,452	128,646

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	743,000	133,740
Ser. 04-1A, Class E, 6.42s, 2039	420,000	67,200

Argent Securities, Inc. FRB Ser. 03-W3, Class M3, 2.599s, 2033	47,378	14,743

Asset Backed Funding Certificates FRB Ser. 04-OPT2, Class M2,
1.329s, 2033	193,762	151,686

Asset Backed Securities Corp. Home Equity Loan Trust FRB
Ser. 06-HE4, Class A5, 0.489s, 2036	154,004	92,717

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.204s, 2034	90,138	20,973
FRB Ser. 05-HE1, Class M3, 1.259s, 2035	435,000	132,991

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	1,489,603	1,068,790
FRB Ser. 00-A, Class A1, 0.501s, 2030	258,873	40,041

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.749s, 2035	95,957	74,915
FRB Ser. 07-OPX1, Class A1A, 0.399s, 2037	1,008,711	464,007

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	2,256,911	1,878,878
Ser. 00-4, Class A6, 8.31s, 2032	5,745,765	4,481,697
Ser. 00-5, Class A7, 8.2s, 2032	1,183,733	1,053,523
Ser. 00-1, Class A5, 8.06s, 2031	1,618,016	1,306,548
Ser. 00-4, Class A5, 7.97s, 2032	322,789	253,944
Ser. 00-5, Class A6, 7.96s, 2032	1,117,362	905,063
Ser. 02-1, Class M1F, 7.954s, 2033	358,000	370,593
Ser. 01-1, Class A5, 6.99s, 2032	6,659,875	6,859,671
Ser. 01-3, Class A4, 6.91s, 2033	11,983,233	11,953,275
Ser. 02-1, Class A, 6.681s, 2033	1,030,841	1,072,074
FRB Ser. 02-1, Class M1A, 2.396s, 2033	4,468,000	3,607,291
FRB Ser. 01-4, Class M1, 2.096s, 2033	573,000	297,567

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.849s, 2035	82,508	76,665
FRB Ser. 05-14, Class 3A2, 0.569s, 2036	34,830	32,163
FRB Ser. 06-4, Class 2A2, 0.509s, 2036	1,931,747	1,545,397

Credit-Based Asset Servicing and Securitization FRB Ser. 07-CB1,
Class AF1A, 0.399s, 2037	1,335,984	561,113

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038	838,000	251,400

Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5,
0.999s, 2035	126,047	41,626

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF13, Class A2D, 0.569s, 2036	2,599,000	1,183,647
FRB Ser. 06-FF13, Class A2C, 0.489s, 2036	1,904,000	894,880

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount		Value

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF11, Class 2A3, 0.479s, 2036		$2,540,000	$1,168,400
FRB Ser. 06-FF7, Class 2A3, 0.479s, 2036		1,474,494	837,399

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.659s, 2036		498,000	238,747
FRB Ser. 06-2, Class 2A3, 0.499s, 2036		589,000	328,376

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 2.411s, 2043 F	EUR	2,785,000	1,448,513
FRB Ser. 03-2, Class 3C, 2.287s, 2043 F	GBP	1,337,631	695,720

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,682,107	1,312,043
Ser. 94-4, Class B2, 8.6s, 2019		654,443	327,350
Ser. 93-1, Class B, 8.45s, 2018		468,524	376,973
Ser. 96-6, Class M1, 7.95s, 2027		1,075,000	1,048,125
Ser. 99-5, Class A5, 7.86s, 2030		6,741,297	6,168,287
Ser. 96-8, Class M1, 7.85s, 2027		754,000	713,455
Ser. 96-2, Class M1, 7.6s, 2026		608,000	541,120
Ser. 95-8, Class B1, 7.3s, 2026		704,416	647,973
Ser. 95-4, Class B1, 7.3s, 2025		726,329	683,248
Ser. 97-6, Class M1, 7.21s, 2029		1,842,000	1,625,663
Ser. 95-F, Class B2, 7.1s, 2021		28,330	25,920
Ser. 98-2, Class A6, 6.81s, 2027		592,481	612,710
Ser. 99-3, Class A7, 6.74s, 2031		993,802	998,771
FRN Ser. 98-4, Class A6, 6.53s, 2030		275,119	283,316
Ser. 99-2, Class A7, 6.44s, 2030		229,583	227,180
Ser. 99-1, Class A6, 6.37s, 2025		34,361	34,619
Ser. 98-4, Class A5, 6.18s, 2030		692,828	711,972

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		2,802,849	2,620,664
Ser. 99-5, Class M1A, 8.3s, 2026		312,000	300,845
Ser. 99-5, Class A4, 7.59s, 2028		24,059	24,181

GSAA Home Equity Trust
FRB Ser. 06-19, Class A3A, 0.569s, 2036		537,198	278,000
FRB Ser. 06-19, Class A1, 0.419s, 2036		3,834,109	1,917,054
FRB Ser. 06-17, Class A1, 0.389s, 2036		1,475,530	752,520

GSAMP Trust FRB Ser. 07-HE2, Class A2A, 0.467s, 2047		1,566,285	1,379,897

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.329s, 2030		747,399	37,370
FRB Ser. 05-1A, Class E, 2.129s, 2030		161,305	8,872

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.659s, 2036		248,000	199,602

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-FRE1,
Class A4, 0.619s, 2035		211,000	123,152

Lehman XS Trust Ser. 07-6, Class 3A6, 6 1/2s, 2037		2,148,059	1,288,836

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.331s, 2036		1,485,000	103,950
FRB Ser. 02-1A, Class FFL, 3.079s, 2037		2,440,000	317,200

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012		2,561,387	1,588,060

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount	Value

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.949s, 2035	$497,000	$304,076
FRB Ser. 06-4, Class 2A4, 0.589s, 2036	240,000	87,042
FRB Ser. 06-WL2, Class 2A3, 0.529s, 2036	4,107,067	3,244,583
FRB Ser. 06-1, Class 2A3, 0.519s, 2036	174,504	88,729

Madison Avenue Manufactured Housing Contract FRB Ser. 02-A,
Class B1, 3.579s, 2032	2,025,781	1,904,234

MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2, Class A4,
0.479s, 2036	124,708	64,732

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2C, 0.579s, 2037	3,435,000	1,655,258

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	199,443	193,274

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.529s, 2034	114,381	14,422
FRB Ser. 05-HE2, Class M5, 1.009s, 2035	210,223	108,379
FRB Ser. 05-HE1, Class M3, 0.849s, 2034	310,000	249,216
FRB Ser. 06-NC4, Class M2, 0.629s, 2036	413,162	2,525

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A, Class C1,
2.325s, 2039	500,000	100,000

New Century Home Equity Loan Trust FRB Ser. 03-4, Class M3,
3.404s, 2033	21,637	12,604

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.489s, 2036	278,239	141,448
FRB Ser. 06-2, Class A2C, 0.479s, 2036	298,000	176,944
FRB Ser. 06-6, Class A2B, 0.429s, 2037	2,332,201	1,443,903

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	45,112	28,009
Ser. 99-D, Class A1, 7.84s, 2029	1,475,481	1,460,727
Ser. 00-A, Class A2, 7.765s, 2017	215,363	148,111
Ser. 95-B, Class B1, 7.55s, 2021	343,153	254,752
Ser. 00-D, Class A4, 7.4s, 2030	1,945,000	1,283,700
Ser. 02-B, Class A4, 7.09s, 2032	612,995	563,228
Ser. 99-B, Class A4, 6.99s, 2026	1,452,248	1,394,158
Ser. 00-D, Class A3, 6.99s, 2022	92,440	93,133
Ser. 02-A, Class A4, 6.97s, 2032	99,857	93,865
Ser. 01-D, Class A4, 6.93s, 2031	1,166,173	915,446
Ser. 01-E, Class A4, 6.81s, 2031	1,808,500	1,546,268
Ser. 99-B, Class A3, 6.45s, 2017	337,796	307,394
Ser. 01-C, Class A2, 5.92s, 2017	1,882,319	941,159
Ser. 02-C, Class A1, 5.41s, 2032	1,847,541	1,662,787
Ser. 01-D, Class A2, 5.26s, 2019	233,103	163,755
Ser. 01-E, Class A2, 5.05s, 2031	1,554,048	1,192,732
Ser. 02-A, Class A2, 5.01s, 2020	404,040	352,063

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	380,859	366,577
FRB Ser. 01-B, Class A2, 0.716s, 2018	74,447	61,235

Park Place Securities, Inc. FRB Ser. 05-WCH1, Class M4,
1.159s, 2036	202,000	61,886

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.519s, 2036	161,359	123,295
FRB Ser. 07-RZ1, Class A2, 0.489s, 2037	293,000	159,542

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount		Value

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 1.059s, 2035		$491,302	$341,203
Ser. 01-KS3, Class AII, 0.807s, 2031		2,299,081	1,606,949

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.979s, 2035		219,846	1,125
FRB Ser. 06-WM3, Class A2, 0.489s, 2036		2,499,498	949,809
FRB Ser. 07-NC2, Class A2B, 0.469s, 2037		275,000	123,151
FRB Ser. 07-BR5, Class A2A, 0.459s, 2037		167,084	113,533
FRB Ser. 07-BR4, Class A2A, 0.419s, 2037		281,585	185,846
FRB Ser. 07-BR3, Class A2A, 0.399s, 2037		4,145,383	2,487,230

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.539s, 2036		2,389,000	906,038
FRB Ser. 06-FRE1, Class A2B, 0.509s, 2036		191,320	99,206

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.499s, 2036		240,000	180,730
FRB Ser. 06-3, Class A3, 0.489s, 2036		4,870,233	2,702,351

South Coast Funding 144A FRB Ser. 3A, Class A2, 1.574s,
2038 (In default) †		200,000	1,000

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.589s, 2036		326,000	51,871

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		904,000	108,480

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV, 6.84s, 2037		756,000	264,600

WAMU Asset-Backed Certificates FRB Ser. 07-HE2, Class 2A1,
0.439s, 2037		960,292	626,591

Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
0.649s, 2037		106,000	36,640

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A, Class B3,
2.298s, 2044 (United Kingdom)		504,004	166,321

Total asset-backed securities (cost $124,387,377)			$107,181,589

FOREIGN GOVERNMENT BONDS AND NOTES (9.5%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		$821,000	$803,759

Argentina (Republic of) sr. unsec. bonds FRB zero %, 2013		3,113,000	1,031,960

Argentina (Republic of) sr. unsec. unsub. bonds zero %, 2015		5,390,000	4,732,420

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	4,110,000	924,750

Argentina (Republic of) sr. unsec. unsub. bonds FRB 0.389s, 2012		$28,924,000	6,623,596

Argentina (Republic of) sr. unsec. unsub. notes Ser. $dis,
8.28s, 2033		2,723,833	2,112,332

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 6 1/2s, 2019 (Brazil)		525,000	587,344

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 5 1/2s, 2020 (Brazil)		320,000	333,600

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. unsub. notes 6.369s, 2018 (Brazil)		175,000	193,594

Brazil (Federal Republic of) notes zero %, 2017	BRL	3,500	1,843,125

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$1,460,000	1,652,720

Brazil Notas do Tesouro Nacional Series F unsub. notes 10s,
2014 (Brazil)	BRL	2,365	1,284,253

Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,340,000	1,664,884

FOREIGN GOVERNMENT BONDS AND NOTES (9.5%)* cont.	Principal amount		Value

Chile (Republic of) notes 5 1/2s, 2020	CLP	397,500,000	$786,245

Colombia (Government of) bonds 6 1/8s, 2041		$1,000,000	1,072,500

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		1,305,000	1,978,772

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038		920,000	1,175,300

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 7/8s, 2018		750,000	877,500

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2014		460,000	517,661

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037		1,555,000	1,778,967

Industrial Bank Of Korea 144A sr. notes 7 1/8s, 2014		1,475,000	1,684,351

Iraq (Republic of) 144A bonds 5.8s, 2028		1,275,000	1,072,275

Italy Buoni Poliennali Del Tesoro bonds 4 1/4s, 2020 (Italy)	EUR	6,060,000	8,158,876

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	313,000,000	4,159,946

Philippines (Republic of) sr. unsec. unsub. bond 6 1/2s, 2020		$1,350,000	1,561,005

Philippines (Republic of) sr. unsec. unsub. bond 6 3/8s, 2034		1,800,000	1,999,710

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		61,640	72,714

Russia (Federation of) 144A unsec. unsub. bonds 5s, 2030		5,163,684	6,091,391

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		950,000	1,119,813

Sri Lanka (Republic of) 144A notes 7.4s, 2015		440,000	477,814

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	9,748,625

Turkey (Republic of) bonds 16s, 2012	TRY	385,000	284,533

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		$815,000	967,870

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		4,335,000	5,133,074

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		400,000	406,064

Ukraine (Government of) sr. unsec. unsub. bonds Ser. REGS,
6 7/8s, 2011		1,150,000	1,156,498

Ukraine (Government of) 144A sr. unsec. bonds 6 7/8s, 2011		435,000	438,263

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		590,000	618,025

Venezuela (Republic of) bonds 8 1/2s, 2014		625,000	507,181

Venezuela (Republic of) unsec. note FRN Ser. REGS, 1.513s, 2011		2,715,000	2,550,688

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		2,510,000	2,293,236

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		2,215,000	2,048,299

Total foreign government bonds and notes (cost $75,285,018)			$84,525,533

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.5%)*	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.74
versus the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	$29,150,600	$1,955,714

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.74
versus the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	29,150,600	51,888

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 4.065
versus the three month USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	22,574,800	2,180,951

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 4.065
versus the three month USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	22,574,800	5,418

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.95%
versus the three month USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	$31,173,100	$2,785,940

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.95%
versus the three month USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	31,173,100	1,559

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375	86,365,500	5,321,842

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 2.07% versus the three month USD-LIBOR-BBA
maturing October 20, 2015.	Oct-10/2.07	269,027,200	3,365,530

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.7575% versus the three month USD-LIBOR-BBA
maturing October 20, 2040.	Oct-10/3.7575	22,117,100	752,645

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	Mar-11/3.665	86,365,500	4,883,969

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 2.07% versus the three month USD-LIBOR-BBA
maturing October 20, 2015.	Oct-10/2.07	269,027,200	1,256,357

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.7575% versus the three month USD-LIBOR-BBA
maturing October 20, 2040.	Oct-10/3.7575	22,117,100	647,368

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.995% versus the three month USD-LIBOR-BBA
maturing September 20, 2020.	Sep-10/3.995	50,587,500	4,722,343

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.965% versus the three month USD-LIBOR-BBA
maturing September 20, 2020.	Sep-10/3.965	33,724,800	3,058,502

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.995% versus the three month USD-LIBOR-BBA
maturing September 20, 2020.	Sep-10/3.995	50,587,500	2,024

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.965% versus the three month USD-LIBOR-BBA
maturing September 20, 2020.	Sep-10/3.965	33,724,800	1,348

Total purchased options outstanding (cost $17,330,613)			$30,993,398

SENIOR LOANS (3.4%)* [c]	Principal amount	Value

Basic materials (0.1%)
Georgia-Pacific, LLC bank term loan FRN Ser. B2, 2.537s, 2012	$260,376	$255,612

Georgia-Pacific, LLC bank term loan FRN Ser. C, 3.786s, 2015	166,937	163,883

Momentive Performance Materials, Inc. bank term loan FRN
2 5/8s, 2013	375,000	346,125

Smurfit-Stone Container Enterprises, Inc. bank term loan FRN
6 3/4s, 2016	320,000	320,740

		1,086,360
Capital goods (—%)
Mueller Water Products, Inc. bank term loan FRN Ser. B,
5.376s, 2014	229,303	227,813

		227,813
Communication services (0.7%)
CCO Holdings, LLC / CCO Holdings Capital Corp. bank term loan
FRN Ser. D, 3.038s, 2014	400,000	364,500

Charter Communications Operating, LLC bank term loan FRN
7 1/4s, 2014	430,100	436,312

Charter Communications, Inc. bank term loan FRN 2.35s, 2014	182,024	172,491

Charter Communications, Inc. bank term loan FRN Ser. C,
3.79s, 2016	1,477,675	1,400,282

Cincinnati Bell, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	380,000	372,468

Insight Midwest, LP bank term loan FRN Ser. B, 2.159s, 2014	243,776	230,499

Intelsat Corp. bank term loan FRN Ser. B2, 3.033s, 2011	411,427	387,641

Intelsat Corp. bank term loan FRN Ser. B2-A, 3.033s, 2013	411,553	387,760

Intelsat Corp. bank term loan FRN Ser. B2-C, 3.033s, 2013	411,427	387,641

Intelsat, Ltd. bank term loan FRN 3.533s, 2014 (Luxembourg)	885,000	825,926

Level 3 Communications, Inc. bank term loan FRN 2.724s, 2014	210,000	188,169

Level 3 Financing, Inc. bank term loan FRN Ser. B, 8.956s, 2014	185,000	199,453

MetroPCS Wireless, Inc. bank term loan FRN 2 5/8s, 2013	489,863	475,779

West Corp. bank term loan FRN Ser. B2, 2.749s, 2013	216,102	204,532

		6,033,453
Consumer cyclicals (1.2%)
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	1,037,515	1,019,791

Cedar Fair LP bank term loan FRN Ser. B, 5 1/2s, 2016	185,000	185,405

Cenveo, Inc. bank term loan FRN Ser. C, 5.039s, 2013	244,498	239,987

Cenveo, Inc. bank term loan FRN Ser. DD, 5.039s, 2013	8,147	7,996

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.997s, 2016	402,281	319,526

Dana Corp. bank term loan FRN 4.676s, 2015	390,000	381,225

Dex Media West, LLC bank term loan FRN Ser. A, 7 1/2s, 2014	363,718	324,294

GateHouse Media, Inc. bank term loan FRN 2.59s, 2014	429,096	170,673

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.33s, 2014	1,010,154	401,789

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.339s, 2014	376,923	149,921

Golden Nugget, Inc. bank term loan FRN 3.347s, 2014 ‡‡	113,475	91,348

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.35s, 2014 ‡‡	199,351	160,478

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B1,
3.498s, 2015	625,000	534,114

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.498s, 2015	329,196	282,039

Jarden Corp. bank term loan FRN Ser. B1, 2.283s, 2012	124,651	122,548

Jarden Corp. bank term loan FRN Ser. B2, 2.283s, 2012	59,368	58,062

SENIOR LOANS (3.4%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Jarden Corp. bank term loan FRN Ser. B4, 3.783s, 2015	$320,202	$314,799

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.761s, 2013	227,608	212,718

National Bedding Co. bank term loan FRN 2 3/8s, 2011	184,183	176,240

QVC, Inc. bank term loan FRN 5.829s, 2014	115,297	115,037

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9 1/4s, 2014	1,460,190	1,277,666

Realogy Corp. bank term loan FRN 0.109s, 2013	310,159	270,419

Realogy Corp. bank term loan FRN Ser. B, 3.347s, 2013	1,152,018	1,004,416

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.891s, 2014	532,000	488,975

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.85s, 2014	53,000	48,714

Six Flags Theme Parks bank term loan FRN Ser. B, 6s, 2016	510,000	504,512

Thomas Learning bank term loan FRN Ser. B, 3.03s, 2014	222,710	196,491

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	1,071,438	685,050

Univision Communications, Inc. bank term loan FRN Ser. B,
2.597s, 2014	350,773	306,147

Yankee Candle Co., Inc. bank term loan FRN 2.35s, 2014	187,561	178,503

		10,228,883
Consumer staples (0.4%)
Claire’s Stores, Inc. bank term loan FRN 3.097s, 2014	532,959	447,769

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
2.848s, 2014	547,592	513,976

Revlon Consumer Products bank term loan FRN 6s, 2015	2,234,400	2,185,871

Rite-Aid Corp. bank term loan FRN Ser. B, 2.1s, 2014	185,547	162,354

Spectrum Brands, Inc. bank term loan FRN 8s, 2016	380,000	383,404

		3,693,374
Energy (0.2%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.331s, 2012	440,000	409,200

Hercules Offshore, Inc. bank term loan FRN Ser. B, 6s, 2013	283,385	250,973

MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	951,280	943,353

		1,603,526
Financials (—%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	250,000	246,485

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	165,748	159,532

		406,017
Health care (0.5%)
Health Management Associates, Inc. bank term loan FRN
2.283s, 2014	2,576,013	2,420,164

IASIS Healthcare Corp. bank term loan FRN Ser. DD, 2.347s, 2014	224,390	211,441

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
7.62s, 2014	61,059	57,535

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
5.588s, 2014 ‡‡	836,292	781,933

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 2.347s, 2014	648,340	610,925

Select Medical Corp. bank term loan FRN Ser. B, 2.484s, 2012	24,925	24,161

		4,106,159
Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN 3.85s, 2014	234,551	217,546

First Data Corp. bank term loan FRN Ser. B1, 3.08s, 2014	751,275	653,922

		871,468

SENIOR LOANS (3.4%)* [c] cont.		Principal amount		Value

Transportation (—%)
Swift Transportation Co., Inc. bank term loan FRN 6.563s, 2014			$370,000	$359,478

				359,478
Utilities and power (0.2%)
Dynegy Holdings, Inc. bank term loan FRN Ser. C, 4.1s, 2013			381,000	354,886

NRG Energy, Inc. bank term loan FRN 3.683s, 2015			337,536	323,085

NRG Energy, Inc. bank term loan FRN 2.033s, 2013			107,670	104,664

NRG Energy, Inc. bank term loan FRN 1.933s, 2013			129	124

NRG Energy, Inc. bank term loan FRN Ser. B, 3.783s, 2015			403,289	394,887

TXU Energy Corp. bank term loan FRN Ser. B2, 3.975s, 2014			520,986	403,950

TXU Energy Corp. bank term loan FRN Ser. B3, 3.846s, 2014			378,475	291,917

				1,873,513

Total senior loans (cost $33,041,085)				$30,490,044

CONVERTIBLE BONDS AND NOTES (0.5%)*		Principal amount		Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015		$1,120,000		$1,111,600

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			345,000	528,092

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††			1,077,000	1,019,111

General Growth Properties, Inc. 144A cv. sr. notes 3.98s, 2027
(In default) † R			885,000	924,825

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			440,000	498,300

Total convertible bonds and notes (cost $3,642,752)				$4,081,928

COMMON STOCKS (—%)*			Shares	Value

Bohai Bay Litigation, LLC (Escrow) F †			1,327	$4,141

Nortek, Inc. †			10,877	456,834

Trump Entertainment Resorts, Inc. F †			224	4,704

Vertis Holdings, Inc. F †			22,380	22

Total common stocks (cost $386,647)				$465,701

PREFERRED STOCKS (—%)*			Shares	Value

GMAC Preferred Blocker, Inc. 144A 7.00% cum. pfd.			440	$361,336

Total preferred stocks (cost $146,180)				$361,336

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	117	$702

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01	6,500	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	0.001	960	51,384

Vertis Holdings, Inc. F	10/18/15	$0.01	1,483	—

Total warrants (cost $35,979)				$52,086

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †			1,477	$2,216

Total convertible preferred stocks (cost $1,392,186)				$2,216

SHORT-TERM INVESTMENTS (15.4%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.12% [e]		3,227,652	$3,227,652

Egypt Treasury Bill, for an effective yield of 10.01%,
October 19, 2010	EGP	12,750,000	2,182,104

U.S. Treasury Bills, for effective yields ranging from 0.25%
to 0.26%, June 2, 2011 # ##		$19,399,000	19,360,978

U.S. Treasury Bills, for effective yields ranging from 0.22%
to 0.29%, March 10, 2011 # ##		10,918,000	10,904,571

U.S. Treasury Bills, for effective yields ranging from 0.25%
to 0.27%, December 16, 2010 ##		20,256,000	20,243,239

U.S. Treasury Bills, for effective yields ranging from 0.23%
to 0.27%, November 18, 2010 # ##		40,128,000	40,109,541

U.S. Treasury Bills, for effective yields ranging from 0.20%
to 0.26%, August 26, 2010 # ##		40,603,000	40,596,067

Total short-term investments (cost $136,605,505)			$136,624,152

TOTAL INVESTMENTS

Total investments (cost $1,102,530,350)			$1,173,728,284

Key to holding’s currency abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD/$	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2009 through July 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $887,215,294.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $550,031,570 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FORWARD CURRENCY CONTRACTS at 7/31/10 (aggregate face value $455,033,366)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America

	Australian Dollar	Buy	8/18/10	$7,625,845	$7,393,528	$232,317

	Brazilian Real	Buy	8/18/10	4,561,382	4,507,526	53,856

	British Pound	Buy	8/18/10	1,408,770	1,364,289	44,481

	Canadian Dollar	Sell	8/18/10	2,009,785	1,960,734	(49,051)

	Chilean Peso	Sell	8/18/10	876,271	877,531	1,260

	Czech Koruna	Sell	8/18/10	2,802,457	2,698,678	(103,779)

	Euro	Buy	8/18/10	11,414,334	11,038,086	376,248

	Japanese Yen	Buy	8/18/10	2,824,296	2,795,971	28,325

	Norwegian Krone	Sell	8/18/10	1,147,647	1,084,211	(63,436)

	Singapore Dollar	Sell	8/18/10	2,670,349	2,648,346	(22,003)

	Swedish Krona	Sell	8/18/10	7,445,224	7,059,983	(385,241)

	Swiss Franc	Sell	8/18/10	8,896,305	8,730,305	(166,000)

	Turkish Lira (New)	Buy	8/18/10	1,836,448	1,778,775	57,673

FORWARD CURRENCY CONTRACTS at 7/31/10 (aggregate face value $455,033,366) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	8/18/10	$6,089,317	$5,946,894	$142,423

	Brazilian Real	Buy	8/18/10	4,422,199	4,389,079	33,120

	British Pound	Sell	8/18/10	5,511,247	5,335,162	(176,085)

	Canadian Dollar	Buy	8/18/10	1,697,818	1,677,387	20,431

	Chilean Peso	Sell	8/18/10	909,547	883,559	(25,988)

	Czech Koruna	Sell	8/18/10	1,805,480	1,706,812	(98,668)

	Euro	Buy	8/18/10	1,488,900	1,461,870	27,030

	Hungarian Forint	Buy	8/18/10	35,501	34,735	766

	Japanese Yen	Buy	8/18/10	4,259,767	4,172,415	87,352

	Mexican Peso	Sell	8/18/10	1,783,543	1,763,224	(20,319)

	New Zealand Dollar	Sell	8/18/10	1,820,272	1,770,801	(49,471)

	Norwegian Krone	Buy	8/18/10	5,067,442	4,824,566	242,876

	Polish Zloty	Buy	8/18/10	1,803,590	1,754,799	48,791

	Singapore Dollar	Sell	8/18/10	2,693,955	2,653,577	(40,378)

	South Korean Won	Buy	8/18/10	903,088	878,340	24,748

	Swedish Krona	Sell	8/18/10	3,106,910	2,976,974	(129,936)

	Swiss Franc	Sell	8/18/10	8,031,640	7,922,266	(109,374)

	Taiwan Dollar	Sell	8/18/10	6,027	5,997	(30)

	Turkish Lira (New)	Buy	8/18/10	2,743,748	2,663,055	80,693

Citibank, N.A.

	Australian Dollar	Buy	8/18/10	4,600,571	4,346,812	253,759

	Brazilian Real	Sell	8/18/10	1,278,791	1,262,218	(16,573)

	British Pound	Sell	8/18/10	7,713,548	7,470,121	(243,427)

	Canadian Dollar	Buy	8/18/10	707,987	691,209	16,778

	Chilean Peso	Sell	8/18/10	909,547	883,774	(25,773)

	Czech Koruna	Sell	8/18/10	969,258	918,013	(51,245)

	Danish Krone	Buy	8/18/10	468,444	452,405	16,039

	Euro	Sell	8/18/10	4,626,229	4,473,854	(152,375)

	Japanese Yen	Sell	8/18/10	3,395,929	3,361,852	(34,077)

	Mexican Peso	Sell	8/18/10	893,671	883,102	(10,569)

	Norwegian Krone	Buy	8/18/10	1,082,985	1,022,980	60,005

	Polish Zloty	Buy	8/18/10	2,251,998	2,143,154	108,844

	Singapore Dollar	Sell	8/18/10	900,804	887,146	(13,658)

	South African Rand	Sell	8/18/10	926,675	890,423	(36,252)

	Swedish Krona	Buy	8/18/10	788,487	747,599	40,888

	Swiss Franc	Buy	8/18/10	3,791,984	3,741,448	50,536

	Turkish Lira (New)	Buy	8/18/10	2,464,640	2,389,566	75,074

Credit Suisse First Boston International

	Australian Dollar	Buy	8/18/10	8,229,890	8,007,617	222,273

	British Pound	Sell	8/18/10	6,406,638	6,182,843	(223,795)

	Canadian Dollar	Sell	8/18/10	3,143,283	3,068,284	(74,999)

	Euro	Buy	8/18/10	330,939	321,382	9,557

	Japanese Yen	Buy	8/18/10	9,537,311	9,382,006	155,305

	Norwegian Krone	Buy	8/18/10	3,258,978	3,162,976	96,002

FORWARD CURRENCY CONTRACTS at 7/31/10 (aggregate face value $455,033,366) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty Currency		type	date	Value	face value	(depreciation)

Credit Suisse First Boston International cont.

	Swedish Krona	Sell	8/18/10	$2,892,348	$2,845,699	$(46,649)

	Swiss Franc	Sell	8/18/10	10,204,506	10,047,686	(156,820)

	Turkish Lira (New)	Buy	8/18/10	2,738,849	2,663,906	74,943

	Deutsche Bank AG

	Australian Dollar	Sell	8/18/10	2,873,001	2,708,281	(164,720)

	Brazilian Real	Buy	8/18/10	2,658,707	2,630,612	28,095

	Canadian Dollar	Buy	8/18/10	408,118	398,225	9,893

	Czech Koruna	Sell	8/18/10	969,258	916,711	(52,547)

	Euro	Buy	8/18/10	10,945,275	10,672,405	272,870

	Hungarian Forint	Buy	8/18/10	16,559	16,220	339

	Malaysian Ringgit	Buy	8/18/10	211,865	211,076	789

	Mexican Peso	Sell	8/18/10	900,638	891,566	(9,072)

	Polish Zloty	Buy	8/18/10	4,362,390	4,167,193	195,197

	Singapore Dollar	Sell	8/18/10	900,731	887,064	(13,667)

	Swedish Krona	Buy	8/18/10	1,875,576	1,778,715	96,861

	Swiss Franc	Sell	8/18/10	3,877,287	3,822,060	(55,227)

	Turkish Lira (New)	Buy	8/18/10	1,836,315	1,781,342	54,973

Goldman Sachs International

	Australian Dollar	Buy	8/18/10	5,852,567	5,526,128	326,439

	British Pound	Buy	8/18/10	888,015	859,767	28,248

	Canadian Dollar	Sell	8/18/10	4,321,286	4,234,124	(87,162)

	Chilean Peso	Sell	8/18/10	909,547	883,033	(26,514)

	Euro	Buy	8/18/10	8,521,260	8,259,373	261,887

	Hungarian Forint	Buy	8/18/10	28,950	28,363	587

	Japanese Yen	Buy	8/18/10	580,880	574,963	5,917

	Norwegian Krone	Buy	8/18/10	2,167,009	2,042,839	124,170

	Polish Zloty	Buy	8/18/10	910,645	882,918	27,727

	Swedish Krona	Buy	8/18/10	1,606,333	1,519,786	86,547

	Swiss Franc	Sell	8/18/10	8,167,624	8,025,449	(142,175)

	HSBC

	Australian Dollar	Buy	8/18/10	3,458,589	3,259,872	198,717

	British Pound	Sell	8/18/10	4,302,884	4,167,162	(135,722)

	Euro	Sell	8/18/10	2,730,411	2,647,149	(83,262)

	Japanese Yen	Sell	8/18/10	476,745	471,953	(4,792)

	Norwegian Krone	Sell	8/18/10	1,404,840	1,325,660	(79,180)

	Singapore Dollar	Sell	8/18/10	900,731	886,971	(13,760)

	Swiss Franc	Sell	8/18/10	3,011,468	2,962,634	(48,834)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	8/18/10	6,984,385	6,798,527	185,858

	Brazilian Real	Buy	8/18/10	4,452,656	4,407,994	44,662

	British Pound	Buy	8/18/10	2,685,546	2,671,097	14,449

	Canadian Dollar	Sell	8/18/10	524,431	512,280	(12,151)

	Czech Koruna	Sell	8/18/10	2,828,939	2,700,177	(128,762)

	Euro	Buy	8/18/10	6,796,982	6,584,466	212,516

FORWARD CURRENCY CONTRACTS at 7/31/10 (aggregate face value $455,033,366) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Hungarian Forint	Buy	8/18/10	$931,608	$913,684	$17,924

	Japanese Yen	Buy	8/18/10	1,409,352	1,395,570	13,782

	Mexican Peso	Sell	8/18/10	887,232	884,586	(2,646)

	New Zealand Dollar	Sell	8/18/10	901,634	881,553	(20,081)

	Norwegian Krone	Buy	8/18/10	5,569,929	5,378,575	191,354

	Polish Zloty	Sell	8/18/10	2,722,142	2,589,719	(132,423)

	Singapore Dollar	Sell	8/18/10	2,697,338	2,659,567	(37,771)

	Swedish Krona	Sell	8/18/10	4,601,827	4,496,728	(105,099)

	Swiss Franc	Sell	8/18/10	4,665,016	4,589,255	(75,761)

	Turkish Lira (New)	Buy	8/18/10	2,753,943	2,667,202	86,741

RBSF

	Australian Dollar	Buy	8/18/10	7,596,274	7,360,813	235,461

	British Pound	Sell	8/18/10	1,222,158	1,176,046	(46,112)

	Canadian Dollar	Sell	8/18/10	3,177,585	3,146,021	(31,564)

	Czech Koruna	Sell	8/18/10	2,856,631	2,735,726	(120,905)

	Euro	Buy	8/18/10	3,475,057	3,388,625	86,432

	Hungarian Forint	Buy	8/18/10	18,819	18,822	(3)

	Japanese Yen	Sell	8/18/10	1,283,716	1,271,323	(12,393)

	Norwegian Krone	Buy	8/18/10	6,477,969	6,152,838	325,131

	Polish Zloty	Buy	8/18/10	1,834,436	1,764,192	70,244

	Swedish Krona	Sell	8/18/10	2,564,149	2,430,710	(133,439)

	Swiss Franc	Sell	8/18/10	12,055,009	11,892,719	(162,290)

	Turkish Lira (New)	Buy	8/18/10	2,751,891	2,672,230	79,661

State Street

	Australian Dollar	Buy	8/18/10	6,514,673	6,148,400	366,273

	Canadian Dollar	Sell	8/18/10	3,269,120	3,192,620	(76,500)

	Euro	Buy	8/18/10	2,277,410	2,259,354	18,056

	Japanese Yen	Sell	8/18/10	393,805	389,780	(4,025)

	Norwegian Krone	Buy	8/18/10	2,499,924	2,381,600	118,324

	Swedish Krona	Buy	8/18/10	2,210,074	2,094,863	115,211

	Swiss Franc	Sell	8/18/10	4,158,488	4,116,325	(42,163)

UBS AG

	Australian Dollar	Buy	8/18/10	6,448,228	6,239,170	209,058

	British Pound	Sell	8/18/10	1,247,427	1,207,659	(39,768)

	Canadian Dollar	Sell	8/18/10	4,880,213	4,847,879	(32,334)

	Czech Koruna	Sell	8/18/10	2,846,491	2,687,852	(158,639)

	Euro	Buy	8/18/10	1,465,010	1,420,200	44,810

	Japanese Yen	Sell	8/18/10	1,041,029	1,030,482	(10,547)

	Mexican Peso	Sell	8/18/10	910,907	890,601	(20,306)

	Norwegian Krone	Buy	8/18/10	7,425,847	7,192,399	233,448

	South African Rand	Buy	8/18/10	922,639	879,629	43,010

	Swedish Krona	Sell	8/18/10	5,306,134	5,028,860	(277,274)

	Swiss Franc	Sell	8/18/10	11,615,416	11,444,950	(170,466)

FORWARD CURRENCY CONTRACTS at 7/31/10 (aggregate face value $455,033,366) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac

	Australian Dollar	Buy	8/18/10	$1,846,665	$1,740,123	$106,542

	British Pound	Sell	8/18/10	1,730,671	1,677,758	(52,913)

	Canadian Dollar	Sell	8/18/10	55,193	53,897	(1,296)

	Euro	Sell	8/18/10	6,415,338	6,216,216	(199,122)

	Japanese Yen	Buy	8/18/10	6,989,146	6,901,473	87,673

	New Zealand Dollar	Sell	8/18/10	910,679	892,203	(18,476)

	Norwegian Krone	Buy	8/18/10	782,476	738,025	44,451

	Swedish Krona	Buy	8/18/10	2,480,636	2,348,602	132,034

	Swiss Franc	Sell	8/18/10	8,515,186	8,424,237	(90,949)

Total						$1,825,971

FUTURES CONTRACTS OUTSTANDING at 7/31/10

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	5	$3,211,579	Sep-10	$6,754

Canadian Government Bond
10 yr (Short)	1	120,463	Sep-10	(2,755)

Euro-Bobl 5 yr (Short)	9	1,410,292	Sep-10	1,263

Euro-Bund 10 yr (Short)	144	24,166,372	Sep-10	(136,048)

Euro-Schatz 2 yr (Short)	111	15,825,676	Sep-10	17,698

Japanese Government Bond
10 yr (Long)	20	32,852,345	Sep-10	285,014

Japanese Government Bond
10 yr Mini (Long)	21	3,450,712	Sep-10	30,796

U.K. Gilt 10 yr (Long)	29	5,530,941	Sep-10	130,103

U.S. Treasury Bond 20 yr (Long)	414	53,289,563	Sep-10	894,927

U.S. Treasury Bond 30 yr (Long)	1,108	149,857,000	Sep-10	3,967,914

U.S. Treasury Note 2 yr (Long)	437	95,757,625	Sep-10	133,689

U.S. Treasury Note 5 yr (Short)	48	5,751,750	Sep-10	(68,757)

U.S. Treasury Note 10 yr (Long)	452	55,963,250	Sep-10	1,203,882

Total				$6,464,480

WRITTEN OPTIONS OUTSTANDING at 7/31/10 (premiums received $55,803,959)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$16,701,000	Aug-11/4.475	$137,451

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	16,701,000	Aug-11/4.475	1,793,687

WRITTEN OPTIONS OUTSTANDING at 7/31/10 (premiums received $55,803,959) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$12,369,000	Aug-11/4.55	$91,036

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	12,369,000	Aug-11/4.55	1,400,418

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	24,616,000	Aug-11/4.765	133,419

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	24,616,000	Aug-11/4.765	3,199,095

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	27,401,000	Aug-11/4.7	154,816

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	27,401,000	Aug-11/4.7	3,437,455

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	4,330,300	Sep-10/4.02	410,729

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	4,389,140	Feb-15/5.36	152,742

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	4,389,140	Feb-15/5.36	490,267

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	86,365,500	Mar-11/4.7375	107,093

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	4,330,300	Sep-10/4.02	260

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	24,738,000	Aug-11/4.49	2,688,031

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	24,738,000	Aug-11/4.49	197,409

WRITTEN OPTIONS OUTSTANDING at 7/31/10 (premiums received $55,803,959) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	$21,475,000	Jul-11/4.5475	$136,366

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.52%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	42,950,000	Jul-11/4.52	283,470

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	21,475,000	Jul-11/4.5475	2,465,115

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.52%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	42,950,000	Jul-11/4.52	4,838,747

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.525	5,154,962

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	68,697,000	Jul-11/4.745	326,341

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	68,697,000	Jul-11/4.745	8,926,488

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.525	297,268

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.46	326,672

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.46	4,926,732

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	14,006,560	Feb-15/5.27	515,370

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	14,006,560	Feb-15/5.27	1,498,269

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	38,999,000	Sep-13/4.82	2,641,416

WRITTEN OPTIONS OUTSTANDING at 7/31/10 (premiums received $55,803,959) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	$19,551,000	May-12/5.51	$3,269,768

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	14,182,400	Apr-12/4.8675	182,973

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	14,182,400	Apr-12/4.8675	1,723,396

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	86,365,500	Mar-11/4.665	120,048

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	23,737,600	Oct-10/4.02	4,985

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	23,737,600	Oct-10/4.02	2,213,294

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	38,999,000	Sep-13/4.82	560,049

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	19,551,000	May-12/5.51	149,002

Total			$54,954,639

TBA SALE COMMITMENTS OUTSTANDING at 7/31/10 (proceeds receivable $151,424,492)

	Principal	Settlement
Agency	amount	date	Value

FHLMC, 6s, August 1, 2040	$67,000,000	8/12/10	$72,765,665

FHLMC, 6s, July 1, 2040	67,000,000	7/14/10	72,872,965

FNMA, 4s, August 1, 2040	6,000,000	8/12/10	6,150,000

Total			$151,788,630

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
CAD	18,400,000	$—	6/10/15	3 month CAD-
				BA-CDOR	3.01%	$544,850

CAD	5,160,000	—	6/10/20	3.7725%	3 month CAD-
					BA-CDOR	(206,377)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
CAD	21,650,000	$—	6/10/12	1.95%	3 month CAD-
					BA-CDOR	$(205,245)

GBP	33,130,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	212,313

GBP	19,410,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(354,904)

	$121,793,800	72,868	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	(762,109)

Barclays Bank PLC
AUD	9,340,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	224,854

	$53,546,600 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(5,148,506)

	982,600	(316)	4/16/13	1.78%	3 month USD-
					LIBOR-BBA	(26,608)

	222,453,900	(69,652)	4/27/14	2.34%	3 month USD-
					LIBOR-BBA	(9,671,098)

AUD	18,840,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(209,578)

AUD	8,120,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	(47,644)

	$14,300,000	—	7/6/30	3 month USD-
				LIBOR-BBA	3.5675%	65,952

Citibank, N.A.
	29,921,400	(9,467)	6/28/19	3 month USD-
				LIBOR-BBA	3.04%	827,115

GBP	127,480,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	362,238

GBP	102,000,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(615,348)

GBP	30,260,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	81,313

	$336,551,700	64,474	7/9/20	3 month USD-
				LIBOR-BBA	3.01%	4,439,952

Credit Suisse International
CHF	16,850,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(21,055)

	$250,276,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.91916%	3,352,690

CHF	63,900,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(81,788)

CHF	63,900,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(96,446)

CHF	63,900,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(41,799)

	$280,026,700	(152,782)	7/8/20	3 month USD-
				LIBOR-BBA	3.06%	4,770,343

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
GBP	31,290,000	$—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	$(102,362)

GBP	17,300,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	38,465

Deutsche Bank AG
	$299,248,000	(369,843)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(13,807,160)

	68,855,500	(164,628)	3/10/18	3.41%	3 month USD-
					LIBOR-BBA	(5,542,954)

	382,236,600	(639,867)	4/30/14	2.24%	3 month USD-
					LIBOR-BBA	(15,614,305)

	417,162,900	(262,477)	7/27/12	0.78%	3 month USD-
					LIBOR-BBA	(698,369)

	193,115,200	(281,392)	7/27/14	1.51%	3 month USD-
					LIBOR-BBA	(995,781)

	330,685,200	774,662	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	2,437,406

MXN	78,540,000 F	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	14,042

	$264,778,600	30,228	5/6/12	1.25%	3 month USD-
					LIBOR-BBA	(3,288,608)

	256,335,000	—	10/24/10	3 month USD-
				LIBOR-BBA	2.604%	3,003,913

	26,048,000	—	10/5/21	3 month USD-
				LIBOR-BBA	3.52057%	1,517,840

Goldman Sachs International
AUD	4,450,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	91,815

AUD	13,330,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	278,162

	$60,987,300	210,408	4/8/16	3.28%	3 month USD-
					LIBOR-BBA	(4,658,298)

	223,897,300	—	7/20/12	0.8375%	3 month USD-
					LIBOR-BBA	(513,552)

	67,498,500	—	7/20/20	3 month USD-
				LIBOR-BBA	2.96375%	525,938

	29,201,400	—	7/20/40	3.7275%	3 month USD-
					LIBOR-BBA	(219,747)

	56,636,300	—	7/23/40	3.7125%	3 month USD-
					LIBOR-BBA	(254,209)

	14,544,000	5,128	5/12/13	1.64%	3 month USD-
					LIBOR-BBA	(295,512)

CHF	65,680,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(19,610)

	$448,376,600	(171,003)	6/9/12	1.19%	3 month USD-
					LIBOR-BBA	(4,752,527)

AUD	8,460,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	180,359

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
AUD	18,840,000	$—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	$(353,397)

AUD	14,130,000	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(290,642)

	$53,546,600 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(4,814,375)

	132,207,200	124,392	4/12/40	4.54%	3 month USD-
					LIBOR-BBA	(22,492,698)

	29,201,400	—	7/20/40	3.7225%	3 month USD-
					LIBOR-BBA	(192,545)

	4,107,300	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(47,501)

MXN	11,220,000 F	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	4,448

AUD	13,560,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	427,065

JPY	3,056,730,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(213,047)

JPY	7,637,590,000	—	5/25/12	6 month JPY-
				LIBOR-BBA	0.48%	90,945

EUR	6,300,000	—	5/31/15	6 month EUR-
				EURIBOR-
				REUTERS	2.0975%	16,698

EUR	31,420,000	—	5/31/20	6 month EUR-
				EURIBOR-
				REUTERS	2.949%	266,622

CAD	25,070,000	—	6/4/12	1.84654%	3 month CAD-
					BA-CDOR	(193,796)

CAD	5,650,000	—	6/4/20	3.69011%	3 month CAD-
					BA-CDOR	(190,081)

CAD	19,810,000	—	6/4/15	3 month CAD-
				BA-CDOR	2.90384%	498,315

AUD	14,130,000	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(165,901)

	$96,268,600	32,675	6/21/14	1.908001%	3 month USD-
					LIBOR-BBA	(2,037,663)

JPY	799,200,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	116,340

JPY	1,074,500,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(125,431)

PLN	21,490,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	149,367

JPY	12,182,000,000	—	6/22/15	0.665%	6 month JPY-
					LIBOR-BBA	(739,220)

JPY	3,221,000,000	—	6/22/20	6 month JPY-
				LIBOR-BBA	1.28%	668,480

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	15,138,000,000	$—	6/22/12	6 month JPY-
				LIBOR-BBA	0.475%	$151,749

	$41,460,200	155,798	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(1,352,236)

	223,897,300	—	7/20/12	0.84%	3 month USD-
					LIBOR-BBA	(523,928)

	67,498,500	—	7/20/20	3 month USD-
				LIBOR-BBA	2.966%	538,809

Total						$(76,085,562)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/10

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,471,196	1/12/40	(4.00%) 1 month	Synthetic TRS Index	$15,276
		USD-LIBOR	4.00% 30 year
			Fannie Mae pools

2,906,309	1/12/40	4.50% (1 month	Synthetic TRS Index	(41,301)
		USD-LIBOR)	4.50% 30 year
			Fannie Mae pools

1,407,421	1/12/40	(5.00%) 1 month	Synthetic TRS Index	17,138
		USD-LIBOR	5.00% 30 year
			Fannie Mae pools

14,876,751	1/12/38	(6.50%) 1 month	Synthetic TRS Index	81,392
		USD-LIBOR	6.50% 30 year
			Fannie Mae pools

14,887,011	1/12/39	6.00% (1 month	Synthetic TRS Index	(101,807)
		USD-LIBOR)	6.00% 30 year
			Fannie Mae pools

6,510,651	1/12/38	(6.50%) 1 month	Synthetic TRS Index	35,621
		USD-LIBOR	6.50% 30 year
			Fannie Mae pools

6,515,209	1/12/39	6.00% (1 month	Synthetic TRS Index	(44,555)
		USD-LIBOR)	6.00% 30 year
			Fannie Mae pools

7,301,583	1/12/39	5.50% (1 month	Synthetic TRS Index	(59,089)
		USD-LIBOR)	5.50% 30 year
			Fannie Mae pools

12,214,332	1/12/39	5.50% (1 month	Synthetic TRS Index	(98,846)
		USD-LIBOR)	5.50% 30 year
			Fannie Mae pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/10 cont.

			Fixed payments	Total return	Unrealized
	Swap counterparty /	Termination	received (paid) by	received by	appreciation/
	Notional amount	date	fund per annum	or paid by fund	(depreciation)

	Barclays Bank PLC cont.
	$10,991,551	1/12/38	(6.50%) 1 month	Synthetic TRS Index	$60,136
			USD-LIBOR	6.50% 30 year
				Fannie Mae pools

	10,919,789	1/12/39	6.00% (1 month	Synthetic TRS Index	(74,677)
			USD-LIBOR)	6.00% 30 year
				Fannie Mae pools

	Citibank, N.A.
GBP	16,980,000 F	5/18/13	(3.38%)	GBP Non-revised UK	(92,516)
				Retail Price Index

	Deutsche Bank AG
	$1,471,196	1/12/40	4.00% (1 month	Synthetic TRS Index	(15,276)
			USD-LIBOR)	4.00% 30 year
				Fannie Mae pools

	2,906,309	1/12/40	(4.50%) 1 month	Synthetic TRS Index	41,301
			USD-LIBOR	4.50% 30 year
				Fannie Mae pools

	1,407,421	1/12/40	5.00% (1 month	Synthetic TRS Index	(17,138)
			USD-LIBOR)	5.00% 30 year
				Fannie Mae pools

	Goldman Sachs International
	8,490,000	7/28/11	(0.685%)	USA Non Revised	3,651
				Consumer Price
				Index — Urban
				(CPI-U)

	8,490,000	7/29/11	(0.76%)	USA Non Revised	(2,802)
				Consumer Price
				Index — Urban
				(CPI-U)

	8,490,000	7/30/11	(0.73%)	USA Non Revised	(260)
				Consumer Price
				Index — Urban
				(CPI-U)

	Total				$(293,752)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Ford Motor Credit Co.,
7%, 10/1/13	Ba3	$—	$2,805,000	3/20/12	285 bp	$13,508

Citibank, N.A.
Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	—	EUR 945,000	3/20/13	815 bp	(176,797)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B2	$—	$2,175,000	10/20/11	194 bp	$(67,151)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(41,661)	4,680,000	12/20/19	(100 bp)	246,398

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa3	—	1,500,000	10/20/17	105 bp	(21,294)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	660,000	9/20/13	109 bp	(12,948)

Russian Federation,
7 1/2%, 3/31/30	—	—	442,500	4/20/13	(112 bp)	1,038

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 935,000	9/20/13	715 bp	112,664

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$2,945,000	3/20/14	56 bp	(41,574)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 880,000	9/20/13	477 bp	69,619

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 880,000	9/20/13	535 bp	90,150

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 815,000	3/20/13	680 bp	(185,152)

JPMorgan Chase Bank, N.A.
DJ CDX NA EM
Series 10 Index	Ba1	62,677	$1,085,000	12/20/13	335 bp	104,504

Republic of
Argentina, 8.28%,
12/31/33	B3	—	1,385,000	6/20/14	235 bp	(240,489)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	225,000	9/20/13	276 bp	11,133

Russian Federation,
7.5%, 3/31/30	Baa1	—	2,250,000	8/20/12	65 bp	(19,898)

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	—	—	2,340,000	11/20/11	(170 bp)	(6,124)

Freeport-McMoRan
Copper & Gold, Inc.,
T/L Bank Loan	Baa1	—	2,360,500	3/20/12	44 bp	(5,568)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)
Morgan Stanley Capital Services, Inc. cont.

Republic of
Venezuela,
9 1/4%, 9/15/27	B2	$—	$1,570,000	10/20/12	339 bp	$(211,334)

Total						$(339,315)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$456,834	$—	$4,726

Energy	—	—	4,141

Total common stocks	456,834	—	8,867
Asset-backed securities	—	105,037,356	2,144,233

Convertible bonds and notes	—	4,081,928	—

Convertible preferred stocks	—	2,216	—

Corporate bonds and notes	—	199,971,442	2,626

Foreign government bonds and notes	—	84,525,533	—

Mortgage-backed securities	—	424,064,981	—

Preferred stocks	—	361,336	—

Purchased options outstanding	—	30,993,398	—

Senior loans	—	30,490,044	—

U.S. Government and agency mortgage obligations	—	154,911,252	—

Warrants	—	52,086	—

Short-term investments	3,227,652	133,396,500	—

Totals by level	$3,684,486	$1,167,888,072	$2,155,726

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,825,971	$—

Futures contracts	6,464,480	—	—

Written options	—	(54,954,639)	—

TBA sale commitments	—	(151,788,630)	—

Interest rate swap contracts	—	(75,434,768)	—

Total return swap contracts	—	(293,752)	—

Credit default contracts	—	(360,331)	—

Totals by level	$6,464,480	$(281,006,149)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/10

ASSETS

Investment in securities, at value,(Note 1):
Unaffiliated issuers (identified cost $1,099,302,698)	$1,170,500,632
Affiliated issuers (identified cost $3,227,652) (Note 6)	3,227,652

Cash	2,198,224

Foreign currency (cost $86,810) (Note 1)	85,408

Dividends, interest and other receivables	9,565,521

Receivable for investments sold	5,955,275

Receivable for sales of delayed delivery securities (Note 1)	151,792,750

Unrealized appreciation on swap contracts (Note 1)	26,801,927

Receivable for variation margin (Note 1)	3,778,809

Unrealized appreciation on forward currency contracts (Note 1)	7,484,754

Premium paid on swap contracts (Note 1)	2,163,088

Total assets	1,383,554,040

LIABILITIES

Distributions payable to shareholders	8,299,990

Payable for investments purchased	16,896,976

Payable for purchases of delayed delivery securities (Note 1)	151,704,943

Payable for compensation of Manager (Note 2)	1,561,842

Payable for investor servicing fees (Note 2)	36,888

Payable for custodian fees (Note 2)	51,119

Payable for Trustee compensation and expenses (Note 2)	176,660

Payable for administrative services (Note 2)	5,734

Unrealized depreciation on forward currency contracts (Note 1)	5,658,783

Written options outstanding, at value (premiums received $55,803,959) (Notes 1 and 3)	54,954,639

Premium received on swap contracts (Note 1)	1,533,310

Unrealized depreciation on swap contracts (Note 1)	103,520,556

TBA sale commitments, at value (proceeds receivable Securities sold short, at value
(proceeds receivable $151,424,492) (Note 1)	151,788,630

Other accrued expenses	148,676

Total liabilities	496,338,746

Net assets	$887,215,294

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,110,394,698

Undistributed net investment income (Note 1)	46,691,475

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(273,072,221)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,201,342

Total — Representing net assets applicable to capital shares outstanding	$887,215,294

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($887,215,294 divided by 140,677,816 shares)	$6.31

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/10

INVESTMENT INCOME

Interest (net of foreign tax of $46,777 ) (including interest income of $94,939
from investments in affiliated issuers) (Note 6)	$93,062,511

Dividends	64,645

Total investment income	93,127,156

EXPENSES

Compensation of Manager (Note 2)	6,173,271

Investor servicing fees (Note 2)	437,877

Custodian fees (Note 2)	105,476

Trustee compensation and expenses (Note 2)	65,729

Administrative services (Note 2)	41,466

Interest expense (Note 2)	94,057

Other	715,659

Total expenses	7,633,535

Expense reduction (Note 2)	(3,371)

Net expenses	7,630,164

Net investment income	85,496,992

Net realized gain on investments (Notes 1 and 3)	36,126,888

Net realized gain on swap contracts (Note 1)	26,048,357

Net realized gain on futures contracts (Note 1)	7,351,716

Net realized gain on foreign currency transactions (Note 1)	8,331,808

Net realized gain on written options (Notes 1 and 3)	8,714,045

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,216,368

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,TBA sale commitments and receivable purchase agreements
during the year	25,578,238

Net gain on investments	113,367,420

Net increase in net assets resulting from operations	$198,864,412

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income	$85,496,992	$42,897,273

Net realized gain (loss) on investments
and foreign currency transactions	86,572,814	(170,617,961)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	26,794,606	69,749,604

Net increase (decrease) in net assets resulting from operations	198,864,412	(57,971,084)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(118,145,298)	(73,518,823)

Increase in capital share transactions from reinvestment
of distributions	3,172,110	194,773

Decrease from shares repurchased (Note 4)	—	(44,958,163)

Total increase (decrease) in net assets	83,891,224	(176,253,297)

NET ASSETS

Beginning of year	803,324,070	979,577,367

End of year (including undistributed net investment
income of $46,691,475 and $51,705,211, respectively)	$887,215,294	$803,324,070

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	140,174,621	149,513,744

Shares issued in connection with reinvestment of distributions	503,195	43,685

Shares repurchased (Note 4)	—	(9,382,808)

Shares outstanding at end of year	140,677,816	140,174,621

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	7/31/10	7/31/09	7/31/08	7/31/07	7/31/06

Net asset value, beginning of period	$5.73	$6.55	$7.10	$7.02	$7.16
Investment operations:

Net investment income [a]	.61	.30	.50	.36	.34

Net realized and unrealized
gain (loss) on investments	.81	(.64)	(.69)	.03	(.16)

Total from investment operations	1.42	(.34)	(.19)	.39	.18
Less distributions:

From net investment income	(.84)	(.52)	(.42)	(.36)	(.36)

Total distributions	(.84)	(.52)	(.42)	(.36)	(.36)

Increase from shares repurchased	—	.04	.06	.05	.04

Net asset value, end of period	$6.31	$5.73	$6.55	$7.10	$7.02

Market price, end of period	$6.67	$5.37	$5.97	$6.21	$6.02

Total return at market price (%) [b]	42.21	0.65	2.84	9.06	1.14

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$887,215	$803,324	$979,577	$1,141,997	$1,310,078

Ratio of expenses to average
net assets (%) [c]	.87 [e]	.93 [e,f]	.83 [f]	.82 [f]	.81 [f]

Ratio of expenses to average
net assets, excluding interest
expense (%) [c]	.86	.88 [f]	.83 [f]	.82 [f]	.81 [f]

Ratio of net investment income
to average net assets (%)	9.78	5.92 [f]	7.20 [f]	5.02 [f]	4.86 [f]

Portfolio turnover (%) [d]	85.29	230.07	134.37	83.71	104.97

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% and 0.05% of average net assets for the periods ended July 31, 2010 and July 31, 2009, respectively (Note 2).

f Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2009, July 31, 2008, July 31, 2007 and July 31, 2006, reflect a reduction of less than 0.01%, less than 0.01%, 0.01% and 0.01% of average net assets, respectively.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/10

Note 1: Significant accounting policies

Putnam Premier Income Trust (the fund), a non-diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from August 1, 2009 through July 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Futures and options contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates and volatility.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $576,300,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 4,000 on futures contracts for the reporting period.

H) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $298,700,000 on forward currency contracts for the reporting period.

I) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge prepayment risk and to gain exposure to interest rates or sectors. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the off setting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $234,000,000 on total return swap contracts for the reporting period.

J) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gainexposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $9,072,500,000 on interest rate swap contracts for the reporting period.

K) Credit default contracts The fund enters into credit default contracts to hedge the fund’s exposure to credit risk and to gain exposure to individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $152,000,000 on credit default swap contracts for the reporting period.

L) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $6,060,701 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $107,276,353 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $114,034,938.

M) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

N) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

O) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

P) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $248,391,079 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss carryover	Expiration

$80,119,935	July 31, 2011

6,338,093	July 31, 2015

17,302,669	July 31, 2016

58,742,308	July 31, 2017

85,888,074	July 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2011 $4,831,408 of losses recognized during the period November 1, 2009 to July 31, 2010.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $27,634,570 to increase undistributed net investment income and $44,662,562 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $17,027,992.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:
Unrealized appreciation	$118,359,616
Unrealized depreciation	(60,764,355)

Net unrealized appreciation	57,595,261
Undistributed ordinary income	51,758,814
Capital loss carryforward	($248,391,079)
Post-October loss	(4,831,408)
Cost for federal income tax purposes	$1,116,133,023

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $1,457,093 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $452,908 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreements and the fund paid $17,191,844, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,371 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $663, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $683,406,566 and $694,324,340, respectively. Purchases and proceeds from sales of long-term U.S. government securities aggregated $3,983,750 and $3,981,250, respectively.

Written option transactions during the reporting period are summarized as follows:

		Contract Amounts	Premiums Received

Written options outstanding	USD	907,058,000	$47,013,617
at the beginning of the reporting period	JPY	—	$—
	EUR	—	$—

Options opened	USD	505,673,000	23,451,473
	JPY	224,000,000	138,377
	EUR	175,840,000	609,992

Options exercised	USD	(130,118,000)	(5,855,310)
	JPY	—	—
	EUR	—	—

Options expired	USD	(210,404,000)	(8,805,821)
	JPY	—	—
	EUR	—	—

Options closed	USD	—	—
	JPY	(224,000,000)	(138,377)
	EUR	(175,840,000)	(609,992)

Written options outstanding	USD	1,072,209,000	$55,803,959
at the end of the reporting period	JPY	—	$—
	EUR	—	$—

Note 4: Shares repurchased

In September 2009, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any shares.

In September 2010, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010).

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of July 31, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$627,998	Payables	$988,329

Foreign exchange
contracts	Receivables	7,484,754	Payables	5,658,783

Investments,
Equity contracts	Receivables	52,086	Payables	—

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Interest rate	appreciation /		appreciation /
contracts	(depreciation)	63,141,464*	(depreciation)	156,366,745*

Total		$71,306,302		$163,013,857

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit
contracts	$—	$—	$—	$—	$(2,438,533)	$(2,438,533)

Foreign
exchange
contracts	—	—	—	8,275,376	—	8,275,376

Equity
contracts	—	16,091	—	—	—	16,091

Interest rate
contracts	1,091,616	—	7,351,716	—	28,486,890	36,930,222

Total	$1,091,616	$16,091	$7,351,716	$8,275,376	$26,048,357	$42,783,156

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit
contracts	$—	$—	$—	$—	$6,207,647	$6,207,647

Foreign
exchange
contracts	—	—	—	1,425,622	—	1,425,622

Equity
contracts	—	10,003	—	—	—	10,003

Interest rate
contracts	5,929,933	—	18,887,072	—	(100,562,582)	(75,745,577)

Total	$5,929,933	$10,003	$18,887,072	$1,425,622	$(94,354,935)	$(68,102,305)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $94,939 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $664,002,223 and $733,260,787, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the tax year ended July 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $108,752,431 of distributions paid as qualifying to be taxed as interest-related dividends, and $— to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

January 28, 2010 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	119,116,106	7,650,868

Jameson A. Baxter	119,204,505	7,562,469

Charles B. Curtis	119,165,566	7,601,408

Robert J. Darretta	119,404,997	7,361,977

Myra R. Drucker	119,151,681	7,615,293

John A. Hill	119,288,393	7,478,581

Paul L. Joskow	119,328,336	7,438,638

Elizabeth T. Kennan*	118,902,335	7,864,639

Kenneth R. Leibler	119,369,056	7,397,918

Robert E. Patterson	119,316,182	7,450,792

George Putnam, III	119,318,786	7,448,188

Robert L. Reynolds	119,349,758	7,417,216

W. Thomas Stephens	119,237,412	7,529,562

Richard B. Worley	119,349,166	7,417,808

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Michael Higgins (Born 1976)
Since 2002	Vice President
Managing Director, Putnam Investments	Since 2010

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk,
Since 2004	Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments and	Since 2005
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	James P. Pappas
Putnam Investment	Charles B. Curtis	Vice President
Management, LLC	Robert J. Darretta
One Post Office Square	Myra R. Drucker	Francis J. McNamara, III
Boston, MA 02109	Paul L. Joskow	Vice President and
	Kenneth R. Leibler	Chief Legal Officer
Investment Sub-Manager	Robert E. Patterson
Putnam Investments Limited	George Putnam, III	Robert R. Leveille
57–59 St James’s Street	Robert L. Reynolds	Vice President and
London, England SW1A 1LD	W. Thomas Stephens	Chief Compliance Officer
Richard B. Worley
Investment Sub-Advisor		Mark C. Trenchard
The Putnam Advisory	Officers	Vice President and
Company, LLC	Robert L. Reynolds	BSA Compliance Officer
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President

Custodian	Steven D. Krichmar	Nancy E. Florek
State Street Bank	Vice President and	Vice President, Assistant Clerk,
and Trust Company	Principal Financial Officer	Assistant Treasurer and
Proxy Manager
Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal
Accounting Officer and
Independent Registered	Assistant Treasurer
Public Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and
Trustees	Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter,	Beth S. Mazor
Vice Chairman	Vice President
Ravi Akhoury

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN708 262960 9/10

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
July 31, 2010	$85,941	$--	$5,800	$-
July 31, 2009	$98,744	$--	$5,800	$-

For the fiscal years ended July 31, 2010 and July 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,800 and $5,800 respectively, to the fund, Putnam

Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ -	$ -	$ -	$ -
July 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)

Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
Barbara M. Baumann

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

THE PROXY VOTING GUIDELINES BELOW SUMMARIZE THE FUNDS’ POSITIONS ON VARIOUS ISSUES OF CONCERN TO INVESTORS, AND GIVE A GENERAL INDICATION OF HOW FUND PORTFOLIO SECURITIES WILL BE VOTED ON PROPOSALS DEALING WITH PARTICULAR ISSUES. THE FUNDS’ PROXY VOTING SERVICE IS INSTRUCTED TO VOTE ALL PROXIES RELATING TO FUND PORTFOLIO SECURITIES IN ACCORDANCE WITH THESE GUIDELINES, EXCEPT AS OTHERWISE INSTRUCTED BY THE PROXY MANAGER, A MEMBER OF THE OFFICE OF THE TRUSTEES WHO IS APPOINTED TO ASSIST IN THE COORDINATION AND VOTING OF THE FUNDS’ PROXIES.

THE PROXY VOTING GUIDELINES ARE JUST THAT – GUIDELINES. THE GUIDELINES ARE NOT EXHAUSTIVE AND DO NOT ADDRESS ALL POTENTIAL VOTING ISSUES. BECAUSE THE CIRCUMSTANCES OF INDIVIDUAL COMPANIES ARE SO VARIED, THERE MAY BE INSTANCES WHEN THE FUNDS DO NOT VOTE IN STRICT ADHERENCE TO THESE GUIDELINES. FOR EXAMPLE, THE PROXY VOTING SERVICE IS EXPECTED TO BRING TO THE PROXY MANAGER’S ATTENTION PROXY QUESTIONS THAT ARE COMPANY-SPECIFIC AND OF A NON-ROUTINE NATURE AND THAT, EVEN IF COVERED BY THE GUIDELINES, MAY BE MORE APPROPRIATELY HANDLED ON A CASE-BY-CASE BASIS.

SIMILARLY, PUTNAM MANAGEMENT’S INVESTMENT PROFESSIONALS, AS PART OF THEIR ONGOING REVIEW AND ANALYSIS OF ALL FUND PORTFOLIO HOLDINGS, ARE RESPONSIBLE FOR MONITORING SIGNIFICANT CORPORATE DEVELOPMENTS, INCLUDING PROXY PROPOSALS SUBMITTED TO SHAREHOLDERS, AND NOTIFYING THE PROXY MANAGER OF CIRCUMSTANCES WHERE THE INTERESTS OF FUND SHAREHOLDERS MAY WARRANT A VOTE CONTRARY TO THESE GUIDELINES. IN SUCH INSTANCES, THE INVESTMENT PROFESSIONALS SUBMIT A WRITTEN RECOMMENDATION TO THE PROXY MANAGER

AND THE PERSON OR PERSONS DESIGNATED BY PUTNAM MANAGEMENT’S LEGAL AND COMPLIANCE DEPARTMENT TO ASSIST IN PROCESSING REFERRAL ITEMS UNDER THE FUNDS’ “PROXY VOTING PROCEDURES.” THE PROXY MANAGER, IN CONSULTATION WITH THE FUNDS’ SENIOR VICE PRESIDENT, EXECUTIVE VICE PRESIDENT, AND/OR THE CHAIR OF THE BOARD POLICY AND NOMINATING COMMITTEE, AS APPROPRIATE, WILL DETERMINE HOW THE FUNDS’ PROXIES WILL BE VOTED. WHEN INDICATED, THE CHAIR OF THE BOARD POLICY AND NOMINATING COMMITTEE MAY CONSULT WITH OTHER MEMBERS OF THE COMMITTEE OR THE FULL BOARD OF TRUSTEES.

THE FOLLOWING GUIDELINES ARE GROUPED ACCORDING TO THE TYPES OF PROPOSALS GENERALLY PRESENTED TO SHAREHOLDERS. PART I DEALS WITH PROPOSALS SUBMITTED BY MANAGEMENT AND APPROVED AND RECOMMENDED BY A COMPANY’S BOARD OF DIRECTORS. PART II DEALS WITH PROPOSALS SUBMITTED BY SHAREHOLDERS. PART III ADDRESSES UNIQUE CONSIDERATIONS PERTAINING TO NON-U.S. ISSUERS.

THE TRUSTEES OF THE PUTNAM FUNDS ARE COMMITTED TO PROMOTING STRONG CORPORATE GOVERNANCE PRACTICES AND ENCOURAGING CORPORATE ACTIONS THAT ENHANCE SHAREHOLDER VALUE THROUGH THE JUDICIOUS VOTING OF THE FUNDS’ PROXIES. IT IS THE FUNDS’ POLICY TO VOTE THEIR PROXIES AT ALL SHAREHOLDER MEETINGS WHERE IT IS PRACTICABLE TO DO SO. IN FURTHERANCE OF THIS, THE FUNDS’ HAVE REQUESTED THAT THEIR SECURITIES LENDING AGENT RECALL EACH DOMESTIC ISSUER’S VOTING SECURITIES THAT ARE ON LOAN, IN ADVANCE OF THE RECORD DATE FOR THE ISSUER’S SHAREHOLDER MEETINGS, SO THAT THE FUNDS MAY VOTE AT THE MEETINGS.

THE PUTNAM FUNDS WILL DISCLOSE THEIR PROXY VOTES NOT LATER THAN AUGUST 31 OF EACH YEAR FOR THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, IN ACCORDANCE WITH THE TIMETABLE ESTABLISHED BY SEC RULES.

I. Board-Approved Proposals

THE VAST MAJORITY OF MATTERS PRESENTED TO SHAREHOLDERS FOR A VOTE INVOLVE PROPOSALS MADE BY A COMPANY ITSELF (SOMETIMES REFERRED TO AS “MANAGEMENT PROPOSALS”), WHICH HAVE BEEN APPROVED AND RECOMMENDED BY ITS BOARD OF DIRECTORS. IN VIEW OF THE ENHANCED CORPORATE GOVERNANCE PRACTICES CURRENTLY BEING IMPLEMENTED IN PUBLIC COMPANIES AND OF THE FUNDS’ INTENT TO HOLD CORPORATE BOARDS ACCOUNTABLE FOR THEIR ACTIONS IN PROMOTING SHAREHOLDER

INTERESTS, THE FUNDS’ PROXIES GENERALLY WILL BE VOTED FOR THE DECISIONS REACHED BY MAJORITY INDEPENDENT BOARDS OF DIRECTORS, EXCEPT AS OTHERWISE INDICATED IN THESE GUIDELINES. ACCORDINGLY, THE FUNDS’ PROXIES WILL BE VOTED FOR BOARD-APPROVED PROPOSALS, EXCEPT AS FOLLOWS:

          Matters relating to the Board of Directors

Uncontested Election of Directors

THE FUNDS’ PROXIES WILL BE VOTED FOR THE ELECTION OF A COMPANY’S NOMINEES FOR THE BOARD OF DIRECTORS, EXCEPT AS

FOLLOWS:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

COMMENTARY:

BOARD INDEPENDENCE: UNLESS OTHERWISE INDICATED, FOR THE PURPOSES OF DETERMINING WHETHER A BOARD HAS A MAJORITY OF INDEPENDENT DIRECTORS AND INDEPENDENT NOMINATING, AUDIT, AND COMPENSATION COMMITTEES, AN “INDEPENDENT DIRECTOR” IS A DIRECTOR WHO (1) MEETS ALL REQUIREMENTS TO SERVE AS AN INDEPENDENT DIRECTOR OF A COMPANY UNDER THE NYSE CORPORATE GOVERNANCE RULES (E.G., NO MATERIAL BUSINESS RELATIONSHIPS WITH THE COMPANY AND NO PRESENT OR RECENT EMPLOYMENT RELATIONSHIP WITH THE COMPANY INCLUDING EMPLOYMENT OF AN IMMEDIATE FAMILY MEMBER AS AN EXECUTIVE OFFICER), AND (2) HAS NOT WITHIN THE LAST THREE YEARS ACCEPTED DIRECTLY OR INDIRECTLY ANY CONSULTING, ADVISORY, OR OTHER COMPENSATORY FEE FROM THE COMPANY OTHER THAN IN HIS OR HER CAPACITY AS A MEMBER OF THE BOARD OF DIRECTORS OR ANY BOARD COMMITTEE. THE FUNDS’ TRUSTEES BELIEVE THAT THE RECENT (I.E., WITHIN THE LAST THREE YEARS) RECEIPT OF ANY AMOUNT OF COMPENSATION FOR SERVICES OTHER THAN SERVICE AS A DIRECTOR RAISES SIGNIFICANT INDEPENDENCE ISSUES.

BOARD SIZE: THE FUNDS’ TRUSTEES BELIEVE THAT THE SIZE OF THE BOARD OF DIRECTORS CAN HAVE A DIRECT IMPACT ON THE ABILITY OF THE BOARD TO GOVERN EFFECTIVELY. BOARDS THAT HAVE TOO MANY MEMBERS CAN BE UNWIELDY AND ULTIMATELY INHIBIT THEIR ABILITY TO OVERSEE MANAGEMENT PERFORMANCE. BOARDS THAT HAVE TOO FEW MEMBERS CAN STIFLE INNOVATION AND LEAD TO EXCESSIVE INFLUENCE BY MANAGEMENT.

TIME COMMITMENT: BEING A DIRECTOR OF A COMPANY REQUIRES A SIGNIFICANT TIME COMMITMENT TO ADEQUATELY PREPARE FOR AND ATTEND THE COMPANY’S BOARD AND COMMITTEE MEETINGS. DIRECTORS MUST BE ABLE TO COMMIT THE TIME AND ATTENTION NECESSARY TO PERFORM THEIR FIDUCIARY DUTIES IN PROPER FASHION, PARTICULARLY IN TIMES OF CRISIS. THE FUNDS’ TRUSTEES ARE CONCERNED ABOUT OVER-COMMITTED DIRECTORS. IN SOME CASES, DIRECTORS MAY SERVE ON TOO MANY BOARDS TO MAKE A MEANINGFUL CONTRIBUTION. THIS MAY BE PARTICULARLY TRUE

FOR SENIOR EXECUTIVES OF PUBLIC COMPANIES (OR OTHER DIRECTORS WITH SUBSTANTIALLY FULL-TIME EMPLOYMENT) WHO SERVE ON MORE THAN A FEW OUTSIDE BOARDS. THE FUNDS MAY WITHHOLD VOTES FROM SUCH DIRECTORS ON A CASE-BY-CASE BASIS WHERE IT APPEARS THAT THEY MAY BE UNABLE TO DISCHARGE THEIR DUTIES PROPERLY BECAUSE OF EXCESSIVE COMMITMENTS.

INTERLOCKING DIRECTORSHIPS: THE FUNDS’ TRUSTEES BELIEVE THAT INTERLOCKING DIRECTORSHIPS ARE INCONSISTENT WITH THE DEGREE OF INDEPENDENCE REQUIRED FOR OUTSIDE DIRECTORS OF PUBLIC COMPANIES.

CORPORATE GOVERNANCE PRACTICES: BOARD INDEPENDENCE DEPENDS NOT ONLY ON ITS MEMBERS’ INDIVIDUAL RELATIONSHIPS, BUT ALSO ON THE BOARD’S OVERALL ATTITUDE TOWARD MANAGEMENT. INDEPENDENT BOARDS ARE COMMITTED TO GOOD CORPORATE GOVERNANCE PRACTICES AND, BY PROVIDING OBJECTIVE INDEPENDENT JUDGMENT, ENHANCING SHAREHOLDER VALUE. THE FUNDS MAY WITHHOLD VOTES ON A CASE-BY-CASE BASIS FROM SOME OR ALL DIRECTORS WHO, THROUGH THEIR LACK OF INDEPENDENCE OR OTHERWISE, HAVE FAILED TO OBSERVE GOOD CORPORATE GOVERNANCE PRACTICES OR, THROUGH SPECIFIC CORPORATE ACTION, HAVE DEMONSTRATED A DISREGARD FOR THE INTERESTS OF SHAREHOLDERS. SUCH INSTANCES MAY INCLUDE CASES WHERE A BOARD OF DIRECTORS HAS APPROVED COMPENSATION ARRANGEMENTS FOR ONE OR MORE MEMBERS OF MANAGEMENT THAT, IN THE JUDGMENT OF THE FUNDS’ TRUSTEES, ARE EXCESSIVE BY REASONABLE CORPORATE STANDARDS RELATIVE TO THE COMPANY’S RECORD OF PERFORMANCE.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

COMMENTARY: UNDER A TYPICAL CLASSIFIED BOARD STRUCTURE, THE DIRECTORS ARE DIVIDED INTO THREE CLASSES, WITH EACH CLASS SERVING A THREE-YEAR TERM. THE CLASSIFIED BOARD STRUCTURE RESULTS IN DIRECTORS SERVING STAGGERED TERMS, WITH USUALLY ONLY A THIRD OF THE DIRECTORS UP FOR RE-ELECTION AT ANY GIVEN ANNUAL MEETING. THE FUNDS’ TRUSTEES GENERALLY BELIEVE THAT IT IS APPROPRIATE FOR DIRECTORS TO STAND FOR ELECTION EACH YEAR, BUT RECOGNIZE THAT, IN SPECIAL

CIRCUMSTANCES, SHAREHOLDER INTERESTS MAY BE BETTER SERVED UNDER A CLASSIFIED BOARD STRUCTURE.

Other Board-Related Proposals

THE FUNDS WILL GENERALLY VOTE FOR PROPOSALS THAT HAVE BEEN APPROVED BY A MAJORITY INDEPENDENT BOARD, AND ON A CASE-BY-CASE BASIS ON PROPOSALS THAT HAVE BEEN APPROVED BY A BOARD THAT FAILS TO MEET THE GUIDELINES’ BASIC INDEPENDENCE STANDARDS (I.E., MAJORITY OF INDEPENDENT DIRECTORS AND INDEPENDENT NOMINATING, AUDIT, AND COMPENSATION COMMITTEES).

Executive Compensation

THE FUNDS GENERALLY FAVOR COMPENSATION PROGRAMS THAT RELATE EXECUTIVE COMPENSATION TO A COMPANY’S LONG-TERM PERFORMANCE. THE FUNDS WILL VOTE ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS RELATING TO EXECUTIVE COMPENSATION, EXCEPT AS FOLLOWS:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

COMMENTARY: COMPANIES SHOULD HAVE COMPENSATION PROGRAMS THAT ARE REASONABLE AND THAT ALIGN SHAREHOLDER AND MANAGEMENT INTERESTS OVER THE LONGER TERM. FURTHER, DISCLOSURE OF COMPENSATION PROGRAMS SHOULD PROVIDE ABSOLUTE TRANSPARENCY TO SHAREHOLDERS REGARDING THE SOURCES AND AMOUNTS OF, AND THE FACTORS INFLUENCING, EXECUTIVE COMPENSATION. APPROPRIATELY DESIGNED EQUITY-BASED COMPENSATION PLANS CAN BE AN EFFECTIVE WAY TO ALIGN THE INTERESTS OF LONG-TERM SHAREHOLDERS WITH THE INTERESTS OF MANAGEMENT. HOWEVER, THE FUNDS MAY VOTE AGAINST THESE OR OTHER EXECUTIVE COMPENSATION PROPOSALS ON A CASE-BY-CASE BASIS WHERE COMPENSATION IS EXCESSIVE BY REASONABLE CORPORATE STANDARDS OR WHERE A COMPANY FAILS TO PROVIDE TRANSPARENT DISCLOSURE OF EXECUTIVE COMPENSATION. (EXAMPLES OF EXCESSIVE EXECUTIVE COMPENSATION MAY INCLUDE, BUT ARE NOT LIMITED TO, EQUITY INCENTIVE PLANS THAT EXCEED THE DILUTION CRITERIA NOTED ABOVE, EXCESSIVE PERQUISITES, PERFORMANCE-BASED COMPENSATION PROGRAMS THAT DO NOT PROPERLY CORRELATE REWARD AND PERFORMANCE, “GOLDEN PARACHUTES” OR OTHER SEVERANCE ARRANGEMENTS THAT PRESENT CONFLICTS BETWEEN MANAGEMENT’S INTERESTS AND THE INTERESTS OF SHAREHOLDERS, AND “GOLDEN COFFINS” OR UNEARNED DEATH BENEFITS.) IN VOTING ON A PROPOSAL RELATING TO EXECUTIVE COMPENSATION, THE FUNDS WILL CONSIDER WHETHER THE PROPOSAL HAS BEEN APPROVED BY AN INDEPENDENT COMPENSATION COMMITTEE OF THE BOARD.

Capitalization

MANY PROXY PROPOSALS INVOLVE CHANGES IN A COMPANY’S CAPITALIZATION, INCLUDING THE AUTHORIZATION OF ADDITIONAL STOCK, THE ISSUANCE OF STOCK, THE REPURCHASE OF OUTSTANDING STOCK, OR THE APPROVAL OF A STOCK SPLIT. THE MANAGEMENT OF A COMPANY’S CAPITAL STRUCTURE INVOLVES A NUMBER OF IMPORTANT ISSUES, INCLUDING CASH FLOW, FINANCING NEEDS, AND MARKET CONDITIONS THAT ARE UNIQUE TO THE CIRCUMSTANCES OF THE COMPANY. AS A RESULT, THE FUNDS WILL VOTE ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS INVOLVING CHANGES TO A COMPANY’S CAPITALIZATION, EXCEPT THAT WHERE THE FUNDS ARE NOT OTHERWISE WITHHOLDING VOTES FROM THE ENTIRE BOARD OF DIRECTORS:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

COMMENTARY: A COMPANY MAY DECIDE TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK FOR REASONS RELATING TO EXECUTIVE COMPENSATION OR FOR ROUTINE BUSINESS PURPOSES. FOR THE MOST PART, THESE DECISIONS ARE BEST LEFT TO THE BOARD OF DIRECTORS AND SENIOR MANAGEMENT. THE FUNDS WILL VOTE ON A CASE-BY-CASE BASIS, HOWEVER, ON OTHER PROPOSALS TO CHANGE A COMPANY’S CAPITALIZATION, INCLUDING THE AUTHORIZATION OF COMMON STOCK WITH SPECIAL VOTING RIGHTS, THE AUTHORIZATION OR ISSUANCE OF COMMON STOCK IN CONNECTION WITH A SPECIFIC TRANSACTION (E.G., AN ACQUISITION, MERGER OR REORGANIZATION), OR THE AUTHORIZATION OR ISSUANCE OF PREFERRED STOCK. ACTIONS SUCH AS THESE INVOLVE A NUMBER OF CONSIDERATIONS THAT MAY AFFECT A SHAREHOLDER’S INVESTMENT AND THAT WARRANT A CASE-BY-CASE DETERMINATION.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

SHAREHOLDERS MAY BE CONFRONTED WITH A NUMBER OF DIFFERENT TYPES OF TRANSACTIONS, INCLUDING ACQUISITIONS, MERGERS, REORGANIZATIONS INVOLVING BUSINESS COMBINATIONS, LIQUIDATIONS, AND THE SALE OF ALL OR SUBSTANTIALLY ALL OF A COMPANY’S ASSETS, WHICH MAY REQUIRE THEIR CONSENT. VOTING ON SUCH PROPOSALS INVOLVES CONSIDERATIONS UNIQUE TO EACH TRANSACTION. AS A RESULT, THE FUNDS WILL VOTE ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS TO EFFECT THESE TYPES OF TRANSACTIONS, EXCEPT AS FOLLOWS:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

COMMENTARY: A COMPANY MAY REINCORPORATE INTO ANOTHER STATE THROUGH A MERGER OR REORGANIZATION BY SETTING UP A “SHELL” COMPANY IN A DIFFERENT STATE AND THEN MERGING THE COMPANY INTO THE NEW COMPANY. WHILE REINCORPORATION INTO STATES WITH EXTENSIVE AND ESTABLISHED CORPORATE LAWS – NOTABLY DELAWARE – PROVIDES COMPANIES AND SHAREHOLDERS WITH A MORE WELL-DEFINED LEGAL FRAMEWORK, SHAREHOLDERS MUST CAREFULLY CONSIDER THE REASONS FOR A REINCORPORATION INTO ANOTHER JURISDICTION, INCLUDING ESPECIALLY AN OFFSHORE JURISDICTION.

Anti-Takeover Measures

SOME PROXY PROPOSALS INVOLVE EFFORTS BY MANAGEMENT TO MAKE IT MORE DIFFICULT FOR AN OUTSIDE PARTY TO TAKE CONTROL OF THE COMPANY WITHOUT THE APPROVAL OF THE COMPANY’S BOARD OF DIRECTORS. THESE INCLUDE THE ADOPTION OF A SHAREHOLDER RIGHTS PLAN, REQUIRING SUPERMAJORITY VOTING ON PARTICULAR ISSUES, THE ADOPTION OF FAIR PRICE PROVISIONS, THE ISSUANCE OF BLANK CHECK PREFERRED STOCK, AND THE CREATION OF A SEPARATE CLASS OF STOCK WITH DISPARATE VOTING RIGHTS. SUCH PROPOSALS MAY ADVERSELY AFFECT SHAREHOLDER RIGHTS, LEAD TO MANAGEMENT ENTRENCHMENT, OR CREATE CONFLICTS OF INTEREST. AS A RESULT, THE FUNDS WILL VOTE AGAINST BOARD-APPROVED PROPOSALS TO ADOPT SUCH ANTI-TAKEOVER MEASURES, EXCEPT AS FOLLOWS:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

COMMENTARY: THE FUNDS’ TRUSTEES RECOGNIZE THAT POISON PILLS AND FAIR PRICE PROVISIONS MAY ENHANCE OR PROTECT SHAREHOLDER VALUE UNDER CERTAIN CIRCUMSTANCES. FOR INSTANCE, WHERE A COMPANY HAS INCURRED SIGNIFICANT OPERATING LOSSES, A SHAREHOLDER RIGHTS PLAN MAY BE APPROPRIATELY TAILORED TO PROTECT SHAREHOLDER VALUE BY PRESERVING A COMPANY’S NET OPERATING LOSSES. THUS, THE FUNDS WILL CONSIDER PROPOSALS TO APPROVE SUCH MATTERS ON A CASE-BY-CASE BASIS.

Other Business Matters

MANY PROXIES INVOLVE APPROVAL OF ROUTINE BUSINESS MATTERS, SUCH AS CHANGING A COMPANY’S NAME, RATIFYING THE

APPOINTMENT OF AUDITORS, AND PROCEDURAL MATTERS RELATING TO THE SHAREHOLDER MEETING. FOR THE MOST PART, THESE ROUTINE MATTERS DO NOT MATERIALLY AFFECT SHAREHOLDER INTERESTS AND ARE BEST LEFT TO THE BOARD OF DIRECTORS AND SENIOR MANAGEMENT OF THE COMPANY. THE FUNDS WILL VOTE FOR BOARD-APPROVED PROPOSALS APPROVING SUCH MATTERS, EXCEPT AS FOLLOWS:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

COMMENTARY: CHARTER AND BYLAW AMENDMENTS AND THE TRANSACTION OF OTHER UNIDENTIFIED, SUBSTANTIVE BUSINESS AT A SHAREHOLDER MEETING MAY DIRECTLY AFFECT SHAREHOLDER RIGHTS AND HAVE A SIGNIFICANT IMPACT ON SHAREHOLDER VALUE. AS A RESULT, THE FUNDS DO NOT VIEW THESE ITEMS AS ROUTINE BUSINESS MATTERS. PUTNAM MANAGEMENT’S INVESTMENT PROFESSIONALS AND THE FUNDS’ PROXY VOTING SERVICE MAY ALSO BRING TO THE PROXY MANAGER’S ATTENTION COMPANY-SPECIFIC ITEMS THAT THEY BELIEVE TO BE NON-ROUTINE AND WARRANTING SPECIAL CONSIDERATION. UNDER THESE CIRCUMSTANCES, THE FUNDS WILL VOTE ON A CASE-BY-CASE BASIS.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. Shareholder Proposals

SEC REGULATIONS PERMIT SHAREHOLDERS TO SUBMIT PROPOSALS FOR INCLUSION IN A COMPANY’S PROXY STATEMENT. THESE

PROPOSALS GENERALLY SEEK TO CHANGE SOME ASPECT OF THE COMPANY’S CORPORATE GOVERNANCE STRUCTURE OR TO CHANGE SOME ASPECT OF ITS BUSINESS OPERATIONS. THE FUNDS GENERALLY WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY’S BOARD OF DIRECTORS ON ALL SHAREHOLDER PROPOSALS, EXCEPT AS FOLLOWS:

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

COMMENTARY: IN LIGHT OF THE SUBSTANTIAL REFORMS IN CORPORATE GOVERNANCE THAT ARE CURRENTLY UNDERWAY, THE FUNDS’ TRUSTEES BELIEVE THAT EFFECTIVE CORPORATE REFORMS SHOULD BE PROMOTED BY HOLDING BOARDS OF DIRECTORS – AND IN PARTICULAR THEIR INDEPENDENT DIRECTORS – ACCOUNTABLE FOR THEIR ACTIONS, RATHER THAN BY IMPOSING ADDITIONAL LEGAL RESTRICTIONS ON BOARD GOVERNANCE THROUGH PIECEMEAL PROPOSALS. GENERALLY SPEAKING, SHAREHOLDER PROPOSALS RELATING TO BUSINESS OPERATIONS ARE OFTEN MOTIVATED PRIMARILY BY POLITICAL OR SOCIAL CONCERNS, RATHER THAN THE INTERESTS OF SHAREHOLDERS AS INVESTORS IN AN ECONOMIC ENTERPRISE. AS STATED ABOVE, THE FUNDS’ TRUSTEES BELIEVE THAT BOARDS OF DIRECTORS AND MANAGEMENT ARE RESPONSIBLE FOR ENSURING THAT THEIR BUSINESSES ARE OPERATING IN ACCORDANCE WITH HIGH LEGAL AND ETHICAL STANDARDS AND SHOULD BE HELD ACCOUNTABLE FOR RESULTING CORPORATE BEHAVIOR. ACCORDINGLY, THE FUNDS WILL GENERALLY SUPPORT THE RECOMMENDATIONS OF BOARDS THAT MEET THE BASIC INDEPENDENCE AND GOVERNANCE STANDARDS ESTABLISHED IN THESE GUIDELINES. WHERE BOARDS FAIL TO MEET THESE STANDARDS, THE FUNDS WILL GENERALLY EVALUATE SHAREHOLDER PROPOSALS ON A CASE-BY-CASE BASIS.

HOWEVER, THE FUNDS GENERALLY SUPPORT SHAREHOLDER PROPOSALS TO IMPLEMENT MAJORITY VOTING FOR DIRECTORS, OBSERVING THAT MAJORITY VOTING IS AN EMERGING STANDARD INTENDED TO ENCOURAGE DIRECTORS TO BE ATTENTIVE TO SHAREHOLDERS’ INTERESTS. THE FUNDS ALSO GENERALLY SUPPORT SHAREHOLDER PROPOSALS TO DECLASSIFY A BOARD OR TO REQUIRE SHAREHOLDER APPROVAL OF SHAREHOLDER RIGHTS PLANS. THE FUNDS’ TRUSTEES BELIEVE THAT THESE SHAREHOLDER PROPOSALS

FURTHER THE GOALS OF REDUCING MANAGEMENT ENTRENCHMENT AND CONFLICTS OF INTEREST, AND ALIGNING MANAGEMENT’S INTERESTS WITH SHAREHOLDERS’ INTERESTS IN EVALUATING PROPOSED ACQUISITIONS OF THE COMPANY. THE TRUSTEES ALSO BELIEVE THAT SHAREHOLDER PROPOSALS TO LIMIT SEVERANCE PAYMENTS MAY FURTHER THESE GOALS IN SOME INSTANCES. IN GENERAL, THE FUNDS FAVOR ARRANGEMENTS IN WHICH SEVERANCE PAYMENTS ARE MADE TO AN EXECUTIVE ONLY WHEN THERE IS A CHANGE IN CONTROL AND THE EXECUTIVE LOSES HIS OR HER JOB AS A RESULT. ARRANGEMENTS IN WHICH AN EXECUTIVE RECEIVES A PAYMENT UPON A CHANGE OF CONTROL EVEN IF THE EXECUTIVE RETAINS EMPLOYMENT INTRODUCE POTENTIAL CONFLICTS OF INTEREST AND MAY DISTRACT MANAGEMENT FOCUS FROM THE LONG TERM SUCCESS OF THE COMPANY.

IN EVALUATING SHAREHOLDER PROPOSALS THAT ADDRESS SEVERANCE PAYMENTS, THE FUNDS DISTINGUISH BETWEEN CASH AND EQUITY PAYMENTS. THE FUNDS GENERALLY DO NOT FAVOR CASH PAYMENTS TO EXECUTIVES UPON A CHANGE IN CONTROL TRANSACTION IF THE EXECUTIVE RETAINS EMPLOYMENT. HOWEVER, THE FUNDS RECOGNIZE THAT ACCELERATED VESTING OF EQUITY INCENTIVES, EVEN WITHOUT TERMINATION OF EMPLOYMENT, MAY HELP TO ALIGN MANAGEMENT AND SHAREHOLDER INTERESTS IN SOME INSTANCES, AND WILL EVALUATE SHAREHOLDER PROPOSALS ADDRESSING ACCELERATED VESTING OF EQUITY INCENTIVE PAYMENTS ON A CASE-BY-CASE BASIS.

WHEN SEVERANCE PAYMENTS EXCEED A CERTAIN AMOUNT BASED ON THE EXECUTIVE’S PREVIOUS COMPENSATION, THE PAYMENTS MAY BE SUBJECT TO AN EXCISE TAX. SOME COMPENSATION ARRANGEMENTS PROVIDE FOR FULL EXCISE TAX GROSS-UPS, WHICH MEANS THAT THE COMPANY PAYS THE EXECUTIVE SUFFICIENT ADDITIONAL AMOUNTS TO COVER THE COST OF THE EXCISE TAX. THE FUNDS ARE CONCERNED THAT THE BENEFITS OF PROVIDING FULL EXCISE TAX GROSS-UPS TO EXECUTIVES MAY BE OUTWEIGHED BY THE COST TO THE COMPANY OF THE GROSS-UP PAYMENTS. ACCORDINGLY, THE FUNDS WILL VOTE ON A CASE-BY-CASE BASIS ON SHAREHOLDER PROPOSALS TO CURTAIL EXCISE TAX GROSS-UP PAYMENTS. THE FUNDS GENERALLY FAVOR ARRANGEMENTS IN WHICH SEVERANCE PAYMENTS DO NOT TRIGGER AN EXCISE TAX OR IN WHICH THE COMPANY’S OBLIGATIONS WITH RESPECT TO GROSS-UP PAYMENTS ARE LIMITED IN A REASONABLE MANNER.

THE FUNDS’ TRUSTEES BELIEVE THAT PERFORMANCE-BASED COMPENSATION CAN BE AN EFFECTIVE TOOL FOR ALIGNING MANAGEMENT AND SHAREHOLDER INTERESTS. HOWEVER, TO FULFILL ITS PURPOSE, PERFORMANCE COMPENSATION SHOULD ONLY

BE PAID TO EXECUTIVES IF THE PERFORMANCE TARGETS ARE ACTUALLY MET. A SIGNIFICANT RESTATEMENT OF FINANCIAL RESULTS OR A SIGNIFICANT EXTRAORDINARY WRITE-OFF MAY REVEAL THAT EXECUTIVES WHO WERE PREVIOUSLY PAID PERFORMANCE COMPENSATION DID NOT ACTUALLY DELIVER THE REQUIRED BUSINESS PERFORMANCE TO EARN THAT COMPENSATION. IN THESE CIRCUMSTANCES, IT MAY BE APPROPRIATE FOR THE COMPANY TO RECOUP THIS PERFORMANCE COMPENSATION. THE FUNDS WILL CONSIDER ON A CASE-BY-CASE BASIS SHAREHOLDER PROPOSALS REQUESTING THAT THE BOARD ADOPT A POLICY TO RECOUP, IN THE EVENT OF A SIGNIFICANT RESTATEMENT OF FINANCIAL RESULTS OR SIGNIFICANT EXTRAORDINARY WRITE-OFF, PERFORMANCE-BASED BONUSES OR AWARDS PAID TO SENIOR EXECUTIVES BASED ON THE COMPANY HAVING MET OR EXCEEDED SPECIFIC PERFORMANCE TARGETS TO THE EXTENT THAT THE SPECIFIC PERFORMANCE TARGETS WERE NOT, IN FACT, MET. THE FUNDS DO NOT BELIEVE THAT SUCH A POLICY SHOULD NECESSARILY DISADVANTAGE A COMPANY IN RECRUITING EXECUTIVES, AS EXECUTIVES SHOULD UNDERSTAND THAT THEY ARE ONLY ENTITLED TO PERFORMANCE COMPENSATION BASED ON THE ACTUAL PERFORMANCE THEY DELIVER.

THE FUNDS’ TRUSTEES WILL ALSO CONSIDER WHETHER A COMPANY’S SEVERANCE PAYMENT AND PERFORMANCE-BASED COMPENSATION ARRANGEMENTS, TAKING ALL OF THE PERTINENT CIRCUMSTANCES INTO ACCOUNT, CONSTITUTE EXCESSIVE COMPENSATION OR OTHERWISE REFLECT POORLY ON THE CORPORATE GOVERNANCE PRACTICES OF THE COMPANY. IN ADDITION, AS THE TRUSTEES EVALUATE THESE MATTERS, THEY WILL BE MINDFUL OF EVOLVING PRACTICES AND LEGISLATION RELEVANT TO EXECUTIVE COMPENSATION AND CORPORATE GOVERNANCE.

THE FUNDS’ TRUSTEES ALSO BELIEVE THAT SHAREHOLDER PROPOSALS THAT ARE INTENDED TO INCREASE TRANSPARENCY, PARTICULARLY WITH RESPECT TO EXECUTIVE COMPENSATION, WITHOUT ESTABLISHING RIGID RESTRICTIONS UPON A COMPANY’S ABILITY TO ATTRACT AND MOTIVATE TALENTED EXECUTIVES, ARE GENERALLY BENEFICIAL TO SOUND CORPORATE GOVERNANCE WITHOUT IMPOSING UNDUE BURDENS. THE FUNDS WILL GENERALLY SUPPORT SHAREHOLDER PROPOSALS CALLING FOR REASONABLE DISCLOSURE.

III. Voting Shares of NON-U.S. Issuers

MANY OF THE PUTNAM FUNDS INVEST ON A GLOBAL BASIS, AND, AS A RESULT, THEY MAY HOLD, AND HAVE AN OPPORTUNITY TO VOTE, SHARES IN NON-U.S. ISSUERS – I.E., ISSUERS THAT ARE INCORPORATED

UNDER THE LAWS OF FOREIGN JURISDICTIONS AND WHOSE SHARES ARE NOT LISTED ON A U.S. SECURITIES EXCHANGE OR THE NASDAQ STOCK MARKET.

IN MANY NON-U.S. MARKETS, SHAREHOLDERS WHO VOTE PROXIES OF A NON-U.S. ISSUER ARE NOT ABLE TO TRADE IN THAT COMPANY’S STOCK ON OR AROUND THE SHAREHOLDER MEETING DATE. THIS PRACTICE IS KNOWN AS “SHARE BLOCKING.” IN COUNTRIES WHERE SHARE BLOCKING IS PRACTICED, THE FUNDS WILL VOTE PROXIES ONLY WITH DIRECTION FROM PUTNAM MANAGEMENT’S INVESTMENT PROFESSIONALS.

IN ADDITION, SOME NON-U.S. MARKETS REQUIRE THAT A COMPANY’S SHARES BE RE-REGISTERED OUT OF THE NAME OF THE LOCAL CUSTODIAN OR NOMINEE INTO THE NAME OF THE SHAREHOLDER FOR THE SHAREHOLDER TO BE ABLE TO VOTE AT THE MEETING. THIS PRACTICE IS KNOWN AS “SHARE RE-REGISTRATION.” AS A RESULT, SHAREHOLDERS, INCLUDING THE FUNDS, ARE NOT ABLE TO TRADE IN THAT COMPANY’S STOCK UNTIL THE SHARES ARE RE-REGISTERED BACK IN THE NAME OF THE LOCAL CUSTODIAN OR NOMINEE FOLLOWING THE MEETING. IN COUNTRIES WHERE SHARE RE-REGISTRATION IS PRACTICED, THE FUNDS WILL GENERALLY NOT VOTE PROXIES.

PROTECTION FOR SHAREHOLDERS OF NON-U.S. ISSUERS MAY VARY SIGNIFICANTLY FROM JURISDICTION TO JURISDICTION. LAWS GOVERNING NON-U.S. ISSUERS MAY, IN SOME CASES, PROVIDE SUBSTANTIALLY LESS PROTECTION FOR SHAREHOLDERS THAN DO U.S. LAWS. AS A RESULT, THE GUIDELINES APPLICABLE TO U.S. ISSUERS, WHICH ARE PREMISED ON THE EXISTENCE OF A SOUND CORPORATE GOVERNANCE AND DISCLOSURE FRAMEWORK, MAY NOT BE APPROPRIATE UNDER SOME CIRCUMSTANCES FOR NON-U.S. ISSUERS. HOWEVER, THE FUNDS WILL VOTE PROXIES OF NON-U.S. ISSUERS IN ACCORDANCE WITH THE GUIDELINES APPLICABLE TO U.S. ISSUERS, EXCEPT AS FOLLOWS:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

►The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

COMMENTARY: GERMAN CORPORATE GOVERNANCE IS CHARACTERIZED BY A TWO-TIER BOARD SYSTEM—A MANAGERIAL

BOARD COMPOSED OF THE COMPANY’S EXECUTIVE OFFICERS, AND A SUPERVISORY BOARD. THE SUPERVISORY BOARD APPOINTS THE MEMBERS OF THE MANAGERIAL BOARD. SHAREHOLDERS ELECT MEMBERS OF THE SUPERVISORY BOARD, EXCEPT THAT IN THE CASE OF COMPANIES WITH MORE THAN 2,000 EMPLOYEES, COMPANY EMPLOYEES ARE ALLOWED TO ELECT HALF OF THE SUPERVISORY BOARD MEMBERS. THIS “CO-DETERMINATION” PRACTICE MAY INCREASE THE CHANCES THAT THE SUPERVISORY BOARD OF A LARGE GERMAN COMPANY DOES NOT CONTAIN A MAJORITY OF INDEPENDENT MEMBERS. IN THIS SITUATION, UNDER THE FUND’S PROXY VOTING GUIDELINES APPLICABLE TO U.S. ISSUERS, THE FUNDS WOULD VOTE AGAINST ALL NOMINEES. HOWEVER, IN THE CASE OF COMPANIES SUBJECT TO “CO-DETERMINATION,” THE FUNDS WILL VOTE FOR SUPERVISORY BOARD MEMBERS ON A CASE-BY-CASE BASIS, SO THAT THE FUNDS CAN SUPPORT INDEPENDENT NOMINEES.

CONSISTENT WITH THE FUNDS’ BELIEF THAT THE INTERESTS OF SHAREHOLDERS ARE BEST PROTECTED BY BOARDS WITH STRONG, INDEPENDENT LEADERSHIP, THE FUNDS WILL WITHHOLD VOTES FOR THE ELECTION OF FORMER CHAIRS OF THE MANAGERIAL BOARD TO CHAIR OF THE SUPERVISORY BOARD.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

COMMENTARY:

BOARD STRUCTURE: RECENT AMENDMENTS TO THE JAPANESE COMMERCIAL CODE GIVE COMPANIES THE OPTION TO ADOPT A U.S.-STYLE CORPORATE GOVERNANCE STRUCTURE (I.E., A BOARD OF DIRECTORS AND AUDIT, NOMINATING, AND COMPENSATION COMMITTEES). THE FUNDS WILL VOTE FOR PROPOSALS TO AMEND A COMPANY’S ARTICLES OF INCORPORATION TO ADOPT THE U.S.-STYLE CORPORATE STRUCTURE.

DEFINITION OF OUTSIDE DIRECTOR AND INDEPENDENT DIRECTOR: CORPORATE GOVERNANCE PRINCIPLES IN JAPAN FOCUS ON THE DISTINCTION BETWEEN OUTSIDE DIRECTORS AND INDEPENDENT DIRECTORS. UNDER THESE PRINCIPLES, AN OUTSIDE DIRECTOR IS A DIRECTOR WHO IS NOT AND HAS NEVER BEEN A DIRECTOR, EXECUTIVE, OR EMPLOYEE OF THE COMPANY OR ITS PARENT COMPANY, SUBSIDIARIES OR AFFILIATES. AN OUTSIDE DIRECTOR IS “INDEPENDENT” IF THAT PERSON CAN MAKE DECISIONS COMPLETELY INDEPENDENT FROM THE MANAGERS OF THE COMPANY, ITS PARENT, SUBSIDIARIES, OR AFFILIATES AND DOES NOT HAVE A MATERIAL RELATIONSHIP WITH THE COMPANY (I.E., MAJOR CLIENT, TRADING PARTNER, OR OTHER BUSINESS RELATIONSHIP; FAMILIAL RELATIONSHIP WITH CURRENT DIRECTOR OR EXECUTIVE; ETC.). THE GUIDELINES HAVE INCORPORATED THESE DEFINITIONS IN APPLYING THE BOARD INDEPENDENCE STANDARDS ABOVE.

Korea

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

COMMENTARY: FOR PURPOSES OF THESE GUIDELINES, AN “OUTSIDE DIRECTOR” IS A DIRECTOR THAT IS INDEPENDENT FROM THE MANAGEMENT OR CONTROLLING SHAREHOLDERS OF THE COMPANY, AND HOLDS NO INTERESTS THAT MIGHT IMPAIR PERFORMING HIS OR HER DUTIES IMPARTIALLY FROM THE COMPANY, MANAGEMENT OR CONTROLLING SHAREHOLDER. IN DETERMINING WHETHER A DIRECTOR IS AN OUTSIDE DIRECTOR, THE FUNDS WILL ALSO APPLY THE STANDARDS INCLUDED IN ARTICLE 415-2(2) OF THE KOREAN COMMERCIAL CODE (I.E., NO EMPLOYMENT RELATIONSHIP WITH THE

COMPANY FOR A PERIOD OF TWO YEARS BEFORE SERVING ON THE COMMITTEE, NO DIRECTOR OR EMPLOYMENT RELATIONSHIP WITH THE COMPANY’S LARGEST SHAREHOLDER, ETC.) AND MAY CONSIDER OTHER BUSINESS RELATIONSHIPS THAT WOULD AFFECT THE INDEPENDENCE OF AN OUTSIDE DIRECTOR.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

COMMENTARY: IN RUSSIA, DIRECTOR ELECTIONS ARE TYPICALLY HANDLED THROUGH A CUMULATIVE VOTING PROCESS. CUMULATIVE VOTING ALLOWS SHAREHOLDERS TO CAST ALL OF THEIR VOTES FOR A SINGLE NOMINEE FOR THE BOARD OF DIRECTORS, OR TO ALLOCATE THEIR VOTES AMONG NOMINEES IN ANY OTHER WAY. IN CONTRAST, IN “REGULAR” VOTING, SHAREHOLDERS MAY NOT GIVE MORE THAN ONE VOTE PER SHARE TO ANY SINGLE NOMINEE. CUMULATIVE VOTING CAN HELP TO STRENGTHEN THE ABILITY OF MINORITY SHAREHOLDERS TO ELECT A DIRECTOR.

IN RUSSIA, AS IN SOME OTHER EMERGING MARKETS, STANDARDS OF CORPORATE GOVERNANCE ARE USUALLY BEHIND THOSE IN DEVELOPED MARKETS. RATHER THAN VOTE AGAINST THE ENTIRE BOARD OF DIRECTORS, AS THE FUNDS GENERALLY WOULD IN THE CASE OF A COMPANY WHOSE BOARD FAILS TO MEET THE FUNDS’ STANDARDS FOR INDEPENDENCE, THE FUNDS MAY, ON A CASE BY CASE BASIS, CAST ALL OF THEIR VOTES FOR ONE OR MORE INDEPENDENT DIRECTOR NOMINEES. THE FUNDS BELIEVE THAT IT IS IMPORTANT TO INCREASE THE NUMBER OF INDEPENDENT DIRECTORS ON THE BOARDS OF RUSSIAN COMPANIES TO MITIGATE THE RISKS ASSOCIATED WITH DOMINANT SHAREHOLDERS.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

COMMENTARY:

APPLICATION OF GUIDELINES: ALTHOUGH THE UNITED KINGDOM’S COMBINED CODE ON CORPORATE GOVERNANCE (“COMBINED CODE”) HAS ADOPTED THE “COMPLY AND EXPLAIN” APPROACH TO CORPORATE GOVERNANCE, THE FUNDS’ TRUSTEES BELIEVE THAT THE GUIDELINES DISCUSSED ABOVE WITH RESPECT TO BOARD INDEPENDENCE STANDARDS ARE INTEGRAL TO THE PROTECTION OF INVESTORS IN U.K. COMPANIES. AS A RESULT, THESE GUIDELINES WILL GENERALLY BE APPLIED IN A PRESCRIPTIVE MANNER.

DEFINITION OF INDEPENDENCE: FOR THE PURPOSES OF THESE GUIDELINES, A NON-EXECUTIVE DIRECTOR SHALL BE CONSIDERED INDEPENDENT IF THE DIRECTOR MEETS THE INDEPENDENCE STANDARDS IN SECTION A.3.1 OF THE COMBINED CODE (I.E., NO MATERIAL BUSINESS OR EMPLOYMENT RELATIONSHIPS WITH THE COMPANY, NO REMUNERATION FROM THE COMPANY FOR NON-BOARD SERVICES, NO CLOSE FAMILY TIES WITH SENIOR EMPLOYEES OR DIRECTORS OF THE COMPANY, ETC.), EXCEPT THAT THE FUNDS DO NOT VIEW SERVICE ON THE BOARD FOR MORE THAN NINE YEARS AS AFFECTING A DIRECTOR’S INDEPENDENCE.

SMALLER COMPANIES: A SMALLER COMPANY IS ONE THAT IS BELOW THE FTSE 350 THROUGHOUT THE YEAR IMMEDIATELY PRIOR TO THE REPORTING YEAR.

CONFLICTS OF INTEREST: THE COMPANIES ACT 2006 REQUIRES A DIRECTOR TO AVOID A SITUATION IN WHICH HE OR SHE HAS, OR CAN HAVE, A DIRECT OR INDIRECT INTEREST THAT CONFLICTS, OR POSSIBLY MAY CONFLICT, WITH THE INTERESTS OF THE COMPANY. THIS BROADLY WRITTEN REQUIREMENT COULD BE CONSTRUED TO PREVENT A DIRECTOR FROM BECOMING A TRUSTEE OR DIRECTOR OF ANOTHER ORGANIZATION. PROVIDED THERE ARE REASONABLE SAFEGUARDS, SUCH AS THE EXCLUSION OF THE RELEVANT DIRECTOR FROM DELIBERATIONS, THE FUNDS BELIEVE THAT THE BOARD MAY APPROVE THIS TYPE OF POTENTIAL CONFLICT OF INTEREST IN ITS DISCRETION.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote: against remuneration reports that indicate that awards under a long term incentive plan are not linked to performance targets; and on a case-by-case basis on other remuneration reports, giving consideration to whether the report indicates a correlation between compensation and performance that is consistent with the funds’ high standards for compensation practices.

AS ADOPTED MARCH 6, 2009

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio	Joined	Employer	Positions Over Past Five Years
managers	Fund

D. William Kohli	2002	Putnam Management	Team Leader, Portfolio
		1994-Present	Construction and Global Strategy
			Previously, Director, Global Core
			Team

Michael Atkin	2007	Putnam Management	Director of Sovereign Research
		1997-Present	Previously, Senior Economist,

			and Team Leader,
			County Analysis

Rob Bloemker	2005	Putnam Management	Head of Fixed Income
		1999-Present	Previously, Deputy
			Head of Investments and Chief
			Investment Officer, Fixed Income

Kevin Murphy	2007	Putnam Management	Team Leader, High Grade Credit
		1999-Present

Paul Scanlon	2005	Putnam Management	Team Leader, High-Yield.
		1999-Present	Previously, Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
					account programs and
Portfolio Leader or	Other SEC-registered open-end		Other accounts that pool assets		single-sponsor defined
Member	and closed-end funds		from more than one client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	7*	$6,393,700,000	9	$2,143,400,000	8	$2,900,700,000

Rob Bloemker	19**	$12,318,300,000	23	$10,259,800,000	18***	$6,487,900,000

Michael Atkin	5	$5,251,400,000	4	$1,276,100,000	3	$1,381,800,000

Paul Scanlon	17*	$9,676,300,000	20	$2,403,300,000	4	$419,300,000

Kevin Murphy	14**	$9,679,800,000	17	$7,905,800,000	12	$4,268,800,000

* 2 accounts, with total assets of $1,142,400,000, pay an advisory fee based on account performance.

**4 accounts, with total assets of $1,632,200,000, pay an advisory fee based on account performance.

***2 accounts, with total assets of $359,100,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

			$1–	$10,001–	$50,001–	$100,001	$50,001–	$1,000,001 and
	Year	$0	$10,000	$50,000	$100,000	$500,000–	$1,000,000	over

D. William Kohli	2010	*
	2009	*

Michael Atkin	2010	*
	2009	*

Rob Bloemker	2010	*
	2009	*

Kevin Murphy	2010	*
	2009	*

Paul Scanlon	2010	*
	2009	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 - August 31, 2009	-	-	-	9,052,343

September 1 - September 30, 2009	-	-	-	9,052,343

October 1 - October 7, 2009	-	-	-	9,052,343

October 8 - October 31, 2009	-	-	-	14,017,462

November 1 - November 30, 2009	-	-	-	14,017,462

December 1 - December 31,2009	-	-	-	14,017,462

January 1 - January 31, 2010	-	-	-	14,017,462

February 1 - February 28, 2010	-	-	-	14,017,462

March 1 - March 31, 2010	-	-	-	14,017,462

April 1 - April 30, 2010	-	-	-	14,017,462

May 1 - May 31, 2010	-	-	-	14,017,462

June 1 - June 30, 2010	-	-	-	14,017,462

July 1 - July 31,2010	-	-	-	14,017,462

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on three occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 and October 8, 2009.

The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 14,564,288 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 14,017,462 shares of the fund.

**Information prior to October 7, 2009 is based on the total number of shares eligible for repurchase under the program, as amended through September 2008. Information from October 8, 2009 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2009.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar

Principal Financial Officer

Date: September 28, 2010